Exhibit 10.11

EXECUTION VERSION

PURCHASE AND SALE AND ESCROW AGREEMENT

SELLER:

6400 BROADWAY STREET INVESTORS LLC

2475 W. 2ND AVENUE INVESTORS LLC

16600 TABLE MOUNTAIN PARKWAY INVESTORS LLC

PURCHASER:

NR DENVER INDUSTRIAL PORTFOLIO LLC

PROPERTY:

TABLE MOUNTAIN -

16600 TABLE MOUNTAIN PARKWAY, GOLDEN, CO

6400 BROADWAY -

6400 BROADWAY, DENVER, CO

BRYANT STREET QUAD -

2390, 2480 and 2500 W. 4TH AVENUE, DENVER, CO

and

2475-2485 2ND AVENUE, DENVER, CO

December 18, 2017

Term Sheet

Purchaser:	NR Denver Industrial Portfolio LLC

Notice Address:	NR Denver Industrial Portfolio LLC
c/o TH Real Estate
Attention: Andrew Pyke
560 Mission Street, 10th Floor
San Francisco, CA 94105
Phone: (704) 988-7081
Email: andrew.pyke@threalestate.com

With a copy to:	Anthony Grimaldi, Esq.
TH Real Estate
c/o Nuveen
730 Third Avenue
New York, NY 10017
Phone: (212) 916-4243
Email: anthony.qrimaldi@nuveen.com

With a copy to:	Mark Biskamp, Esq.
Munsch Hardt Kopf & Harr, P.C.
700 Milam Street, Suite 2700
Houston, TX 77002
Phone: (713) 222-4023
Email: mbiskamp@munsch.com

Seller:	6400 BROADWAY STREET INVESTORS LLC
2475 W. 2ND AVENUE INVESTORS LLC
16600 TABLE MOUNTAIN PARKWAY INVESTORS LLC

Notice Address:	c/o UBS Realty Investors LLC
10 State House Square, 15th Floor
Hartford, CT 06103-3604
Attention: General Counsel
Email: steven.kapiloff@ubs.com

With a copy to:	Brian Cosentino, Director
UBS Realty Investors LLC
10 State House Square, 15th Floor
Hartford, CT 06103-3604
Phone: 860-616-9138
Email: brian.cosentino@ubs.com

With a copy to:	Kacy J. Whitehead
McElree Smith, P.C.
600 N. Pearl St., Suite 1600
Dallas, Texas 75201
Phone: 214-953-1321
Email: kwhitehead@mspc.com

Escrow Agent:	First American Title - National
Commercial Service
Attn: Jill C.Sharif
800 Boylston St., Ste. 2820
Boston, MA 02199
Phone: (617) 772-9250
Email: jsharif@firstam.com

Property:	TABLE MOUNTAIN:
16600 TABLE MOUNTAIN PARKWAY
GOLDEN, CO

6400 BROADWAY:
6400 BROADWAY
DENVER, CO

BRYANT STREET QUAD:
2390, 2480 and 2500 W. 4TH AVENUE
DENVER, CO

and

2475-2485 2ND AVENUE
DENVER, CO

Purchase Price:	$51,000,000.00

Deposit:	$1,000,000.00

Approval Date:	December 21, 2017

Closing Date:	December 28, 2017, subject to extension as set forth in this Agreement

PURCHASE AND SALE AND ESCROW AGREEMENT

THIS PURCHASE AND SALE AND ESCROW AGREEMENT (this “Agreement”) dated as of the 18th day of December 2017 (the “Effective Date”), is made by and between 6400 BROADWAY STREET INVESTORS LLC, a Delaware limited liability company (“Broadway Seller”), 2475 W. 2ND AVENUE INVESTORS LLC, a Delaware limited liability company (“Bryant Street Quad Seller”), 16600 TABLE MOUNTAIN PARKWAY INVESTORS LLC, a Delaware limited liability company (“Table Mountain Seller”), jointly and severally (collectively or individually, “Seller”), with an office at 10 State House Square, 15th Floor, Hartford, CT 06103-3604, and NR DENVER INDUSTRIAL PORTFOLIO LLC, a Delaware limited liability company (“Purchaser”), with an office at c/o TH Real Estate, 560 Mission Street, 10th Floor, San Francisco, CA 94105.

R E C I T A L S:

A. Broadway Seller is the owner of that certain real property located at 6400 Broadway, Denver, Colorado; Table Mountain Seller is the owner of that certain real property located at 16600 Table Mountain Parkway, Golden, Colorado; and Bryant Street Quad Seller is the owner of that certain real property located at 2390, 2480 and 2500 W. 4th Avenue, and 2475-2485 2nd Avenue, Denver, Colorado, all of the foregoing real property being more particularly described in Exhibit 1.1.1 attached hereto and made a part hereof.

B. Seller desires to sell such improved real property along with certain related personal and intangible property, and Purchaser desires to purchase such real property and related personal and intangible property

C. This Agreement encompasses obligations, rights, covenants, representations, warranties, actions and conditions applicable to each Seller. However, each Seller has executed this Agreement only with respect to its separate property and property interests and rights. For purposes of convenience, references in this Agreement to “Seller” shall mean each Seller acting in its own separate capacity with respect to its own entity, property, property interests and rights, regardless of whether a particular referenced document or any action may also encompass similar requirements on the part of any other Seller. Any obligations, covenants, representations, warranties or actions of the “Seller” which relate to, for example, “the Land”, “the Property”, “the Building”, “the Personal Property”, “the Intangible Personal Property”, “the Improvements”, “the Leases”, “the Contracts” or any other real or personal property rights or interests therein, any closing documents or other items or instruments to be provided or delivered by Seller, shall in fact apply, relate and refer only to the items, property or property interests which are owned by, such individual Seller and not of any of the other Sellers.

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D. It is the intent of Seller and Purchaser that the Property (as defined below) is to be sold by Seller and purchased by Purchaser as an entire portfolio, upon the terms and conditions of this Agreement. Any termination of this Agreement pursuant to the terms and conditions of this Agreement shall be a termination with respect to the entire portfolio.

A G R E E M E N T S:

NOW, THEREFORE, in consideration of the foregoing, of the covenants, promises and undertakings set forth herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser hereby agree as follows:

1. The Property.

1.1. Description. Subject to the terms and conditions set forth in this Agreement, and for the consideration herein set forth, Seller agrees to sell and transfer, and Purchaser agrees to purchase and acquire, all of Seller’s right, title, and interest in and to the following (collectively, the “Property”):

1.1.1. Certain real property (the “Land”) located in Denver, Denver County, Colorado, Denver, Adams County, Colorado and Golden, Jefferson County, Colorado, and more specifically described in Exhibit 1.1.1 attached hereto;

1.1.2. All improvements located on the Land (collectively, the “Building”), and all other structures, parking areas, systems, fixtures, and utilities associated with, and utilized by Seller in the ownership and operation of the Building (all such improvements, together with the Building, being referred to herein collectively as the “Improvements”);

1.1.3. All furniture, artwork, personal property, machinery, appliances, tools, building materials, hardware, carpeting, apparatus, plans and specifications, and equipment currently used in the operation, repair and maintenance of the Land and Improvements and situated thereon (collectively, the “Personal Property”), generally described on Exhibit 1.1.3 attached hereto, but expressly excluding all furniture, artwork, personal property, equipment, fixtures, appliances, machinery, tools, building materials, apparatus and all other personal property owned by tenants of the Building, public or private utilities or contractors working at the Property, except, in each of the foregoing cases, to the extent of any reversionary or other interest of Seller therein. The Personal Property to be conveyed is subject to depletions, replacements of comparable value and additions in the ordinary course of business and contractual and legal transfer and use restrictions;

1.1.4. All rights, easements, hereditaments, interests, and appurtenances belonging to or inuring to the benefit of Seller and pertaining to the Land, if any, including any development and water rights owned by or leased to Seller, if any;

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1.1.5. Any street or road abutting the Land to the center lines thereof;

1.1.6. The leases and occupancy agreements, as amended, prior to the date hereof, including those in effect on the date of this Agreement and any new leases entered into pursuant to Section 4.3, which as of the Closing Date (as hereinafter defined) affect all or any portion of the Land or Improvements (collectively, the “Leases”), and any security and other deposits and prepaid rent actually held by Seller as of the Closing (as hereinafter defined) with respect to any such Leases;

1.1.7. Subject to Section 3.3, all assignable contracts and agreements (collectively, the “Contracts”) relating to the operation, repair or maintenance of the Land, Improvements or Personal Property the terms of which extend beyond midnight of the day preceding the Date of Closing (as hereinafter defined);

1.1.8. To the extent assignable without the consent of third parties, and/or the payment of compensation, any trademarks, domain names, permits, approvals, entitlements and other intangible property (including the telephone number and building names for the Property) owned by Seller, if any, and used solely in connection with the Property, including, without limitation, all of Seller’s right, title and interest in any and all transferable, unexpired warranties and guaranties (collectively, the “Intangible Personal Property”) it being expressly understood and agreed that in connection with the assignment of any transferable warranties and guaranties, Seller shall cooperate with Purchaser in facilitating such an assignment, but shall not be obligated to pay any fee or compensation or incur any obligation or liability in connection with such an assignment; and

1.1.9 All transferable consents, authorizations, variances or waivers, licenses, permits and approvals from any governmental or quasi-governmental agency, department, board, commission, bureau or other entity or instrumentality held by the Seller in respect of the Land or Improvements (collectively, the “Approvals”).

1.2. Purchase Price. The total purchase price to be paid for the Property (“Purchase Price”) is FIFTY ONE MILLION AND/NO/100 DOLLARS ($51,000,000.00) U.S.

1.3. Payment. Payment of the Purchase Price is to be made in cash as follows:

1.3.1. (a) Purchaser has made a cash earnest money deposit of ONE MILLION AND NO/100 DOLLARS ($1,000,000.00) (the “Deposit”) prior to or contemporaneously with the execution of this Agreement. No portion of the Purchase Price shall be allocated, nor attributable, to any items of personal property.

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(b) The Deposit will be placed and held in escrow by First American Title Insurance Company at 800 Boylston St., Ste. 2820, Boston, MA 02199 (“Title Company” and “Escrow Agent”) in a fully FDIC-insured account or accounts using Purchaser’s tax identification number at Citibank, N.A., and such account shall have no penalty for withdrawal. Any interest earned and accrued on the Deposit shall be considered as part of the Deposit. Except as otherwise provided in this Agreement, the Deposit shall be applied to the Purchase Price at Closing. The Deposit shall be paid by wire transfer of immediately available federal funds. The failure by Purchaser to deposit with Escrow Agent any portion of the Deposit within the time-frame for doing so shall at the option of Seller exercised by written notice to Purchaser and without right of cure by Purchaser result in the immediate, automatic cancellation and termination of this Agreement. By its execution hereof, Title Company agrees to hold and apply the Deposit in accordance with this Agreement.

(c) Neither Purchaser nor Seller shall incur any liability to the other in connection with the selection of the Title Company or the surveyor, if any, retained in connection with the transaction contemplated by this Agreement or in connection with the loss by Title Company of the Deposit or any other amounts deposited by either party in to escrow.

1.3.2. At Closing, the Purchaser shall pay Seller the Purchase Price, inclusive of the Deposit (credited against the Purchase Price) and subject to adjustments and pro rations as expressly provided herein, to a bank account designated by Seller via wire transfer or other form of immediately available funds.

1.3.3. In addition to being an all cash transaction, Purchaser’s obligation to purchase the Property is not contingent upon Purchaser’s ability to obtain financing for the purchase of the Property.

1.4. Independent Consideration. Contemporaneously with the execution and delivery of this Agreement, Purchaser has paid to the Seller as further consideration for this Agreement, the amount of ONE HUNDRED AND NO/100 DOLLARS ($100.00) (“Independent Consideration”) in addition to the Deposit and independent of any other consideration provided for hereunder, which Independent Consideration is fully earned by Seller and is not refundable under any circumstances.

1.5. Closing. Payment of the Purchase Price and closing hereunder (the “Closing”) will take place pursuant to a deed and money escrow closing on or before the Closing Date set forth in the “Term Sheet” portion of this Agreement, at the offices of the Title Company at 1:00 p.m. Denver, Colorado time or at such other time and place as may be agreed upon in writing by Seller and Purchaser (the aforesaid date, or such other date as may be agreed upon by the parties, being referred to in this

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Agreement as the “Closing Date” or the “Date of Closing”). The parties agree that Closing can occur by delivery of the closing documents and the Purchase Price to the Title Company pursuant to written instruction letters and that the parties do not have to physically attend the Closing. The Closing Date is of extreme importance to Seller as the Purchase Price is needed by Seller on the Closing Date in order to satisfy certain obligations of Seller, and Purchaser’s covenant to close the transaction contemplated by this Agreement on the Closing Date constitutes a material inducement to the entry by Seller into this Agreement.

1.6. Agreement to Convey. Seller shall convey, and Purchaser shall accept, title to the Land and Improvements by special warranty deed and title to the Personal Property, by bill of sale, without warranty as to the title or the condition of such personalty.

2. “As Is” Purchase.

2.1. No Reliance by Purchaser.

(a) As a material inducement for Seller entering into this Agreement, Purchaser expressly acknowledges and agrees that except with respect to the Excepted Matters (hereinafter defined), the Property is being sold, and Purchaser is acquiring the Property, in its present condition and state of repair. Except with respect to the Excepted Matters, Purchaser shall accept the Property in an “AS IS” “WHERE IS” condition and “WITH ALL FAULTS” as of the effective date of this Agreement and as of the Closing.

(b) Seller (i) has informed Purchaser that (i) some of the Improvements are in excess of fifty (50) years in age and the Property was not developed or constructed by Seller or any affiliate, agent or contractor of Seller; and (ii) Seller has delegated the day-to-day management of the Property to an unaffiliated third party property management company (the “Manager”).

(c) Purchaser understands and expressly acknowledges that unknown liabilities, conditions and defects may exist with respect to the Property, that Purchaser explicitly took that possibility into account in determining and agreeing to the Purchase Price, and that a portion of such consideration, having been bargained for between the parties with the knowledge of the possibility of liabilities, shall be given in exchange for a full accord and satisfaction and discharge of Seller of all such liabilities, except with respect to the Excepted Matters.

(d) Purchaser shall not rely on any warranties, promises, understandings or representations, express or implied, of Seller, any Seller Party (as defined below) or any agent, contractor or employee of Seller or a Seller Party relating to the Property, the physical condition, development potential, operation, or income generated by the Property or any other matter or things affected by or related to the Property, except with respect to the Excepted

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Matters, and no such representation or warranty shall be implied with respect to the Property. Without limiting the generality of the foregoing disclaimer of representations and warranties, except with respect to the Excepted Matters, Seller specifically disclaims any warranties or representations of any kind or character, express or implied, with respect to (i) matters of title, (ii) environmental matters relating to the Property or any portion thereof, including, without limitation, the presence of Hazardous Materials, including asbestos, or any mold or harmful or toxic materials in, on, under or in the vicinity of the Property, (iii) geological conditions, including, without limitation, subsidence, subsurface conditions, water table, underground water reservoirs, limitations regarding the withdrawal of water, and geologic faults and the resulting damage of past and/or future faulting, (iv) whether, and the extent to which the Property or any portion thereof is affected by any stream (surface or underground), body of water, wetlands, flood prone area, flood plain, floodway or special flood hazard, (v) drainage, (vi) soil conditions, including the existence of instability, past soil repairs, soil additions or conditions of soil fill, or susceptibility to landslides, or the sufficiency of any undershoring, (vii) the presence of endangered species or any environmentally sensitive or protected areas, (viii) zoning or building entitlements to which the Property or any portion thereof may be subject, (ix) the availability of any utilities to the Property or any portion thereof including, without limitation, water, sewage, gas and electric, (x) usages of adjoining Property, (xi) access to the Property or any portion thereof, (xii) the Property’s compliance with any site plans or other plans and specifications, or the size, location, age, use, design, quality, description, suitability, structural integrity or soundness, state of repair, water-tightness, operation, habitability, quality of construction or physical condition of the Property or any portion thereof including, without limitation, the plumbing, sewer, heating, ventilating, air conditioning and electrical systems, roofing, windows, balconies, walls, floors and foundations, (xiii) the value, title or financial condition of the Property, or any income, expenses, charges, liens, encumbrances, rights or claims on or affecting or pertaining to the Property or any part thereof, (xiv) the condition or use of the Property or compliance of the Property with any or all past, present or future federal, state or local ordinances, rules, regulations or laws, building, fire, parking or zoning ordinances, codes or other similar laws, including without limitation the Americans with Disabilities Act, (xv) the existence or non-existence of underground storage tanks, surface impoundments, or landfills, (xvi) the merchantability of the Property or fitness of the Property for any particular purpose, (xvii) the truth, accuracy or completeness of the Property Documents (except for the representations expressly stated in Section 5.1), (xviii) tax consequences, or (xix) any other matter or thing with respect to the Property. A “Seller Party” is defined as the member of Seller, the Manager, UBS Realty Investors LLC (“UBS Realty”) (Seller’s advisor), and their respective officers, members, partner(s), employees, and agents.

“Property Documents” shall mean, collectively, (a) the Leases, (b) the Contracts, and (c) any other documents or instruments which constitute, evidence or create any portion of the Property, including, without limitation, the following, to the extent that the same exist and are in the Seller’s possession:

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licenses, permits and approvals; copies of correspondence with tenants; materials and booklets, if any, used in connection with the marketing of the Property for lease; and the “as-built” plans and specifications and all other available drawings, plans and specifications which relate or pertain to the Property.

2.1.1. Purchaser shall, prior to the expiration of the Due Diligence Period, fully inspect and investigate the Property and matters relevant to the Property and shall make all inquiries, inspections, tests, audits, studies and analyses that it deems necessary or desirable in connection with the Property (subject to the provisions of Section 3.1 of this Agreement) and approve or disapprove in its sole discretion the results of its investigations and inspections (including engineering, structural or other tests with respect to the condition of the Property). Except with respect to the Excepted Matters, Purchaser shall rely solely upon the results of Purchaser’s own inspections and judgment and other information obtained or otherwise available to Purchaser, rather than any information of Seller, when determining whether to purchase the Property. Seller is under no duty to make affirmative disclosures or inquiry regarding any matter which may or may not be known to Seller or any Seller Party, and Purchaser, for itself and for its successors and assigns, hereby specifically waives and releases Seller and each Seller Party from any such duty that otherwise might exist.

2.1.2. Except with respect to the Excepted Matters, Purchaser hereby waives and releases Seller, and each Seller Party, from any and all present or future claims, demands, causes of actions, losses, damages, including , without limitation, exemplary, punitive, indirect or consequential, special or other damages, liabilities, costs and expenses (including attorney’s fees whether suit is initiated or not) whether known or unknown, liquidated or contingent (hereinafter collectively called the “Claims”) arising from or relating to Property, including, without limitation, any of the matters set forth in this Section 2, as well as (i) any defects, errors or omissions in the design, construction, repair, or maintenance of the Property, or (ii) any environmental and other physical conditions affecting the Property whether the same are a result of negligence or otherwise. The release set forth in this Section specifically includes, without limitation, any Claims arising in connection with the presence or alleged presence of asbestos or harmful or toxic substances in, on, under or about the Property including, without limitation, any claims under or on account of (i) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as the same may have been amended or may be amended from time to time and similar state statutes and any regulations promulgated thereunder; (ii) any other federal, state or local law, ordinance, rule or regulation, now or hereafter in effect, that deals with or otherwise in any manner relates to, environmental matters of any kind; or (iii) this Agreement or the common law. The release set forth in this Section specifically includes, without limitation, any claims under the Americans with Disabilities Act of 1990 or similar state

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or local laws, as any of those laws may be amended from time to time and any regulations, orders, rules of procedure or guidelines promulgated in connection with such laws, regardless of whether they were in existence on the date of this Agreement. Purchaser acknowledges that Purchaser has been represented by independent legal counsel of Purchaser’s selection and Purchaser is granting this release of its own volition and after consultation with Purchaser’s counsel. The waiver and release of claims by Purchaser in this Section does not obligate Purchaser to indemnify Seller or any Seller Party against any such claims brought by third parties.

2.1.3. Notwithstanding any provision of this Section 2.1 or this Agreement to the contrary but excluding all Claims which are deemed waived by Purchaser under this Agreement by virtue of having obtained knowledge of a Claim and electing to proceed to Closing, including, without limitation, Section 10.3 of this Agreement, the provisions of this Section 2.1 shall not release Seller from liability for any breach of (or failure to comply with) any representation or warranty of Seller expressly set forth in this Agreement or any of the closing documents executed by Seller pursuant to this Agreement and delivered to Purchaser at Closing or any covenants or indemnifications in this Agreement that by their terms expressly survive the Closing (the “Excepted Matters”).

2.2. Merger and Survival. All understandings and agreements heretofore made between the parties or their respective agents or representatives are merged in this Agreement and the Exhibits hereto annexed, which alone fully and completely express their agreement, and this Agreement has been entered into after full investigation, or with the Purchaser satisfied with the opportunity afforded for investigation, neither party relying upon any statement or representation by the other unless such statement or representation is specifically embodied in this Agreement or the Exhibits annexed hereto. All the terms and provisions of Sections 2.1 and 2.2 shall survive Closing or any termination of this Agreement.

2.3. Due Diligence.

(a) Purchaser shall have until the Approval Date (as defined in Section 3.5 below) to conduct due diligence investigation with respect to the Property. Seller shall make available to Purchaser and its employees, representatives, counsel and consultants access to the Property during normal business hours and to documents, materials, reports, books, records and files relating to the Property (except for the Excluded Items, as defined below) in Seller’s possession.

Notwithstanding anything to the contrary contained in this Agreement, Seller shall have no obligation to make available to Purchaser any of the following items (the “Excluded Items”): (i) Seller’s financial analyses or projections, Investment Committee information, including Seller’s

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pre-acquisition due diligence materials, acquisition files on the Property and the book value of the Property; (ii) material which is subject to attorney client privilege or which is attorney work product; (iii) market valuations, appraisals, insurance policies, any engineering, or inspection reports or proposals or bids for repairs to the Property or any portion thereof or any current operating budgets for the Property; (iv) financials of Seller or any affiliate of Seller; (v) material which Seller is legally required not to disclose; or (vi) any of Seller’s entity-related instruments, files or correspondence, including tax returns. Seller shall also allow Purchaser and Purchaser’s representatives to make copies at the property management office for the Property of such items as Purchaser reasonably requests (except for the Excluded Items), at Purchaser’s sole cost and expense.

(b) Prior to the Approval Date, and subject to Section 3.1 below, Purchaser shall make an on-site inspection of the Property and otherwise investigate the Property to Purchaser’s complete satisfaction.

(c) “Due Diligence Period” means the period commencing on the date of this Agreement and ending at 5:00 p.m. Denver, Colorado time on the Approval Date.

(d) At the reasonable discretion of Seller, Purchaser may be required to observe safety precautions which exceed those required by law. Purchaser shall not contact any governmental authority having jurisdiction over the Property without Seller’s prior written consent except (i) to contact the local fire marshal for the sole purpose of ascertaining whether or not there are any open violations at the Property, but in no event will the Purchaser request or schedule any inspections of any portion of the Property by the fire marshal or any other governmental authority or (ii) to request zoning and tax assessment confirmation. Purchaser shall observe all appropriate safety precautions in conducting any inspection(s) of the Property.

3. Inspections and Approvals.

3.1. Inspections.

3.1.1. (a) Subject to the rights of tenants at the Property, Seller shall allow Purchaser or Purchaser’s agents or representatives reasonable access to the Property (during normal business hours) for purposes of non-intrusive physical or environmental inspection of the Property and review of the Leases, expenses and other matters. PURCHASER SHALL NOT CONDUCT OR ALLOW ANY PHYSICALLY INTRUSIVE TESTING OF, ON OR UNDER THE PROPERTY WITHOUT FIRST OBTAINING SELLER’S WRITTEN CONSENT AS TO THE TIMING AND SCOPE OF WORK TO BE PERFORMED AND, UPON REQUEST OF SELLER, ENTERING INTO AN ACCESS AND INSPECTION AGREEMENT IN A FORM ACCEPTABLE TO SELLER.

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(b) For purposes of this Agreement, “physically intrusive testing” shall mean testing that involves borings (such as the taking of soil samples and/or a “Phase II” environmental study), corings (such as the taking of roof or wall samples), or any taking of physical samples or penetration of the surface of any of the Land, any of the Improvements or Personal Property comprising the Property.

3.1.2. When making any non-intrusive physical or environmental inspection(s) of the Property, Purchaser shall carry the insurance coverages set out on Exhibit 3.1.2 attached hereto, and, upon request of Seller, shall provide Seller with written evidence of same. Purchaser and its agents shall not unreasonably interfere with the business activity of Manager, tenants, tenants’ customers or employees, or any persons occupying or providing goods or services at the Property, shall not reveal to any third party other than the “Purchaser Parties” (as defined in Section 3.6) and persons approved by Seller the results of its inspections other than a lender in connection with its decision to finance Purchaser’s acquisition of the Property and provided that such lender has been advised of this confidentiality restriction and has agreed to abide by it (except as may be required by law). Purchaser shall not damage the Property and shall immediately restore the Property and remove anything placed on the Property in connection with its inspection(s).

Purchaser shall give Seller two (2) business days’ prior notice of its intention to conduct any inspection(s) or tenant interviews, and Seller reserves the right to have a representative present. Purchaser shall indemnify, defend, and hold Seller and any Seller Party free and harmless from any loss, injury, damage, claim, lien, cost or expense, including attorney’s fees and costs, for personal injury or property damage caused by Purchaser in connection with its or its agents or representatives’ inspection or access of the Property (collectively, the “Purchaser’s Indemnity Obligations”), which agreement shall survive Closing or termination of this Agreement for a period of twelve (12) months. Any inspections shall be at Purchaser’s expense. Nothing in this Agreement is intended to make, or shall be construed as making, Purchaser liable for any loss, liability, damage, claim, or injury to Seller resulting from Purchaser’s (or its agents’ or representatives’) mere discovery, in the course of its due diligence, of an existing condition at the Property (or diminution of the Property as a result of the discovery) to which Purchaser (or its agent or representative) did not exacerbate or the gross negligence or willful misconduct of Seller, its affiliates or agents. Except for any express warranties and representations that may be set forth in Section 5.1 of this Agreement or in the closing documents executed by Seller and delivered to Purchaser in connection with this Agreement, Seller makes no representations or warranties as to the truth, accuracy or completeness of any materials, reports, data or other information supplied to

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Purchaser by Seller or a Seller Party or any of their respective agents, employees or contractors in connection with Purchaser’s inspection of the Property (e.g., that such materials are current, complete, accurate or the final version thereof, or that all such materials are in Seller’s possession), including, without limitation, any of the Property Documents. It is the parties’ express understanding and agreement that such materials are provided only for Purchaser’s convenience in making its own examination and determination prior to the Approval Date (as hereinafter defined) as to whether it wishes to purchase the Property, and, in doing so, Purchaser shall rely exclusively on its own independent investigation and evaluation of every aspect of the Property and not on any materials supplied by Seller or a Seller Party or any of their respective agents, employees or contractors, except with respect to the Excluded Matters. Except with respect to the Excluded Matters, Purchaser expressly disclaims any intent to rely on any such materials provided to it by Seller or a Seller Party or any of their respective agents, employees or contractors in connection with its inspection and agrees that it shall rely solely on its own independently developed or verified information. Purchaser further acknowledges and agrees that such materials were provided on the express condition that Purchaser shall make an independent verification of the accuracy of such information. The terms and provisions of this Section 3.1.2 shall survive the Closing or any termination of this Agreement.

3.1.3. Except to the extent required by any applicable statute, law, regulation or governmental authority in its capacity as a contract purchaser (i.e., not an owner) and after thirty (30) days’ written notice to Seller (unless such shorter period of time is required by applicable law), neither Purchaser nor Purchaser’s Representatives shall report the results of Purchaser’s inspections or investigations to any governmental or quasi-governmental authority under any circumstances without obtaining Seller’s express written consent, which consent may be withheld in Seller’s sole discretion.

3.1.4. This Agreement supersedes and replaces the Access and Inspection Agreement dated November 16, 2017, which is hereby terminated.

3.2. Title and Survey. Prior to or contemporaneously with execution of this Agreement, Seller has delivered or caused to be delivered to Purchaser, and Purchaser acknowledges receipt of, (i) preliminary title reports or a commitments for owner’s standard coverage owner’s policy of title insurance ALTA, Form 2006 insuring fee title to the Property, together with copies of all items shown as exceptions to title therein (collectively, the “Title Commitment”), and (ii) ALTA surveys of the Land (collectively, the “Survey”) the costs of which will be paid by Purchaser at Closing. Purchaser shall have until on or before the Approval Date to provide written notice to Seller of any matters shown by the Title Commitment or Survey, which are not satisfactory to Purchaser, which notice (“Title Notice”) shall specify the reason such matter(s) are not satisfactory, provided, however, that (i) the standard printed

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exceptions on an ALTA Owner’s Policy of Title Insurance (Form 2006) and non-delinquent liens for general and special real estate taxes and installment payments of special assessments, the current zoning of the Property, including all permits, waivers and stipulations, and the interest of any tenant occupying space at the Property, as a tenant only, without rights of first refusal to purchase the Property or options to purchase the Property to the extent accurate, and matters arising out of any act of Purchaser or Purchaser’s representatives shall be “Permitted Encumbrances”, and (ii) Seller shall be obligated, without the need of written objection or notice from Purchaser, to satisfy and/or cause to be released (a) the security instruments for existing indebtedness secured by the Property, (b) any encumbrance intentionally placed on the Property after the Effective Date by Seller, and (c) any other lien arising by, though, or under Seller up to an amount not to exceed Two Hundred Fifty Thousand and No/100s Dollars ($250,000.00), to remove any exceptions caused by Seller’s voluntary acts after the end of the Due Diligence Period and not approved by Purchaser and obtain the release of or bond any mechanic’s lien arising out of contracts entered into by a Seller (“Impermissible Lien”). “Permitted Encumbrances” shall not include any Impermissible Lien or any material exceptions first disclosed in any supplemental title commitment or update issued after the Approval Date.

Notwithstanding (subject to) the above, after a Title Notice is provided to Seller, the parties shall then have until on or before the Approval Date (as defined below) or such later date as may be mutually acceptable, to make such arrangements or take such steps as they may mutually agree upon, if any, to satisfy Purchaser’s objection(s). Seller shall have no obligation to expend or agree to expend any funds, to undertake or agree to undertake any obligations or otherwise to cure or agree to cure any title or survey objections, other than to remove or bond Impermissible Liens. Seller shall have no obligation to cure a title objection (except Impermissible Liens) unless Seller expressly undertakes such an obligation by a written notice to or written agreement with Purchaser given or entered into on or prior to the Approval Date and which recites that it is in response to a Title Notice. Except for Impermissible Liens, Purchaser’s sole right with respect to any Title Commitment or Survey matter to which it objects in a Title Notice given in a timely manner shall be to elect on or before the Approval Date to terminate this Agreement pursuant to Section 3.5 hereof (unless such matter is a matter which Seller is obligated to correct under the second to last sentence of the preceding paragraph). All matters shown in the Title Commitment and/or Survey with respect to which Purchaser fails to give a Title Notice on or before the last date for so doing, or with respect to which a timely Title Notice is given but Seller has not undertaken an express obligation to cure as provided above (except with respect to Impermissible Liens), shall be deemed to be approved by Purchaser as “Permitted Encumbrances”, subject, however, to Purchaser’s termination right provided in Section 3.5 hereof. Permitted Encumbrances shall specifically include any items recorded against the Property as a result of the actions of Purchaser including, without limitation, any financing-related instruments.

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If the Property is subject to a declaration of covenants, conditions and restrictions (“CCRs”) governing or affecting the use, operation, maintenance, management or improvement of the Property, Seller shall upon written request of Purchaser, use commercially reasonable efforts to obtain and deliver to Purchaser prior to the Approval Date estoppel certificates, in form permitted under the terms of such CCRs, from the declarant, association, committee, agent or other person or entity having governing or approval rights under the CCRs; provided however, Seller’s failure to obtain such estoppel certificates shall not be a Seller default hereunder and delivery of such estoppels shall not be a Purchaser condition to Closing.

Subject to Section 4.3 of this Agreement, Seller shall not, after the date of this Agreement, by voluntary act, intentionally create any new easements, liens, deeds of trust, mortgages, covenants, restrictions, agreements or any other encumbrances to title to all or any portion of the Property without the prior written consent of Purchaser.

3.2.1. At or prior to the end of the Due Diligence Period, Purchaser shall obtain from Title Company a current commitment for the owner’s title insurance policy to be issued at Closing, such commitment to insure the gap from the period title was last examined to the date of recording of the deed (the “Title Policy”). If Purchaser elects to secure an extended coverage owner’s and/or lender’s policy(ies) of title insurance, Purchaser shall pay the increase in premium for such coverage. Purchaser shall also be solely responsible for the cost of any endorsements to any title insurance policy that Purchaser or its lender may require.

3.2.2. Seller shall pay for any endorsement(s) to the Title Policy only if such endorsement(s) are issued in connection with an election by Seller to insure over a title matter as to which Title Notice has been given by Purchaser pursuant to Section 3.2. Seller shall not pay or be responsible to secure any endorsements that may be requested by Purchaser, such as patent, contiguity, separate tax parcels, access, or zoning endorsements, all of which shall be Purchaser’s sole cost and expense if Purchaser elects to secure such endorsements, provided, however, that Seller shall not be obligated to provide to Title Company any owner’s affidavit, indemnity, certifications, covenants, obligations or liabilities beyond those that Seller is providing to Purchaser under this Agreement or which go beyond that required for the issuance by Title Company of a standard owner’s policy of title insurance.

3.2.3. Neither Purchaser nor Seller shall incur any liability to the other in connection with the selection of the Title Company or the surveyor retained in connection with the transaction contemplated by this Agreement or in connection with the loss by Title Company of the Deposit or any other amounts deposited by either party into the escrow.

3.3. Contracts. On or before the Approval Date, Purchaser shall notify Seller in writing if it elects not to assume at Closing any of the Contracts. If Purchaser does not exercise its right to terminate this Agreement on or before the Approval Date, Seller shall, at Seller’s expense, terminate such disapproved Contract(s) as of the Closing Date and Purchaser shall not be obligated to assume such Contracts at

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Closing; provided that, if under the disapproved Contract(s) Seller has no right to terminate same on or prior to Closing, Purchaser shall assume at Closing all obligations thereunder from the Date of Closing until the expiration dates of such Contracts. Unless Purchaser gives written notice (the “Contract Notice”) to Seller not later than the Approval Date that it disapproves any of the Contracts, Purchaser will be deemed to have approved same, and such Contracts will be assigned by Seller and assumed by Purchaser at Closing. Notwithstanding the foregoing, Seller hereby agrees to terminate, at Seller’s expense, without the requirement for notice from Purchaser, any existing property management agreement, leasing or brokerage agreement with respect to the Property, and Purchaser shall not be obligated to assume the same at Closing.

3.4. Tenant Estoppels. During the Due Diligence Period, Seller shall use commercially reasonable efforts to obtain and deliver to Purchaser tenant estoppel certificates from (i) Transportation Management Services, Inc., Ball Metal Beverage Container Corp., Legacy Mechanical, Inc., Bridgewater LLC and Decorative Materials (“Major Tenants”) and (ii) tenants occupying at least seventy-five percent (75%) of the leased square footage at the Property (inclusive of the Major Tenants) in the form provided for in such Leases, or if no form is provided for therein, in the form attached hereto as Exhibit 3.4 (the “Tenant Estoppel Certificates”). If, by the expiration of the Due Diligence Period, Seller is unable to satisfy the requirements of this Section, Seller shall deliver to Purchaser written notice thereof, and Purchaser shall have the right to either (i) waive the requirements contained herein and proceed to close this transaction upon the terms and conditions of this Agreement, (ii) or terminate this Agreement under Section 3.5 and receive a return of the Deposit. Notwithstanding anything to the contrary contained in this Agreement, if Seller is unable to deliver the Tenant Estoppel Certificates on or before the Approval Date, then either Seller or Purchaser shall be entitled to extend the Approval Date by no more than thirty (30) days effective on written notice to the other party delivered no later than 5:00 PM Colorado time on the then current Approval Date (with the first party to send written notice to the other being entitled to exercise such extension) to facilitate receipt of the Tenant Estoppel Certificates; and in the event of such extension of the Approval Date, the Closing Date shall be extended to the date five (5) business days after the extended Approval Date. Upon receipt, each Tenant Estoppel Certificate shall be deemed to amend any representation or warranty of Seller under this Agreement to conform such representation to the information in such Tenant Estoppel Certificate.

3.5. Purchaser’s Right to Terminate. If, for any reason whatsoever, or for no reason, Purchaser determines that the Property is not suitable for its purposes, Purchaser shall have the right to terminate its obligation to purchase the Property by giving Seller written notice (the “Termination Notice”) on or before the Approval Date specified in the Term Sheet of this Agreement (the “Approval Date”). If the Termination Notice is timely given, the Title Company shall promptly return the Deposit (less the Independent Consideration) to Purchaser, and neither party shall have any further liability hereunder except for Purchaser’s obligations set forth in Sections 3.1.2 and 3.6 hereof and in this Section. Time is agreed to be strictly of the essence with respect to the giving of the Termination Notice. No termination by Purchaser shall relieve Purchaser of liability for any prior breach of, or default, under, this Agreement.

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3.6. Confidentiality. Unless Seller specifically and expressly otherwise agrees in writing, all information regarding the Property made available to Purchaser by Seller or Seller’s agents or representatives (the “Proprietary Information”) is confidential (except to the extent such information is already in the public domain) and shall not be disclosed, except as may be required by law, to any other person except those employees, officers, directors, attorneys, surveyors, insurers, due diligence professionals or entities assisting Purchaser with the transaction, or Purchaser’s prospective or current lenders or investors, if any (collectively, the “Purchaser Parties”) and then only upon Purchaser making such person aware of the confidentiality restriction and instructing such person to be bound thereby. If the purchase and sale contemplated hereby fails to close for any reason whatsoever, Purchaser shall return to Seller, or cause to be returned to Seller, or destroy, all Proprietary Information, except for electronic copies or emailed copies which shall be retained by Purchaser in accordance with Purchaser’s corporate document retention policies and maintained in a confidential manner in accordance with the confidentiality obligations under this Agreement. Unless the transaction contemplated by this Agreement is consummated, Purchaser shall not use or allow to be used any Proprietary Information for any purpose other than to determine whether to proceed with the contemplated purchase, or if same is consummated, in connection with the operation of the Property post-Closing. The foregoing shall not be deemed to prevent Purchaser from complying with laws, rules, regulations and court orders, including, without limitation, rules of the Securities and Exchange Commission and governmental regulatory, disclosure, tax and reporting requirements, which may require disclosure of Proprietary Information otherwise required to be kept confidential pursuant to this Section 3.6, but only to the extent such disclosure is required by any of the foregoing. Proprietary Information shall not include information which (i) is already in Purchaser’s possession or was already available or becomes available to Purchaser from non-Seller sources not known by Purchaser to be subject any confidentiality obligations to Seller, (ii) is or becomes generally available to the public other than as a result of a disclosure by Purchaser, or (iii) is independently developed by Purchaser without the use of information disclosed by or on behalf of Seller or obtained in connection with or as a result of the inspection, review or testing activities conducted by or on behalf of Purchaser with respect to the Property. Notwithstanding any other term of this Agreement, the provisions of this Section 3.6 shall survive Closing and any termination of this Agreement for a period of one (1) year.

Notwithstanding the foregoing, it shall not be a breach of this Agreement to disclose such Proprietary Information to a person who already knows such information.

4. Prior to Closing.

Until Closing, Seller or Seller’s agent shall:

4.1. Insurance. Keep the Property insured against fire and other hazards covered by extended coverage endorsement and commercial public liability insurance against claims for bodily injury, death and property damage occurring in, on or about the Property.

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4.2. Operation. Subject to the Leases, operate and maintain the Property in a businesslike manner and substantially in accordance with Seller’s past practices with respect to the Property, and make any and all repairs and replacements reasonably required to deliver the Property to Purchaser at Closing in its present condition, normal wear and tear excepted, provided that (i) Seller shall have no obligation to make extra ordinary capital expenditures or expenditures outside Seller’s normal course of business and (ii) in the event of any loss or damage to the Property as described in Section 7, Seller shall repair the Property only if Seller is obligated to do so under the Leases and if Seller so elects and then only to the extent of available insurance proceeds. Purchaser shall not contact, deal with, or negotiate with tenants, subtenants or prospective tenants or subtenants, of the Property without prior written consent of Seller (except for tenant interviews pursuant to Section 3.1.2). In the event of any loss or damage to the Property as described in Section 7, Section 7 shall control.

4.3. New Contracts. Prior to the Approval Date, enter into only those third party contracts which are necessary to carry out its obligations under Section 4.2 and, provided such terms are available on a commercially reasonable basis, which shall be cancelable without fee or penalty on no more than thirty (30) days’ written notice; provided a copy is delivered to Purchaser at least three (3) business days prior to the Approval Date and shall be subject to the provisions of Section 3.3; provided however, after the Approval Date, Seller shall not enter into any such contract, without Purchaser’s prior written consent.

4.4. New Leases. Continue its present rental program and efforts at the Property to rent vacant space and renew expiring leases, provided that prior to the Approval Date, copies of any such new leases or amendments or terminations of existing leases are provided to Purchaser at least three (3) business days prior to the Approval Date, and after the Approval Date, Seller shall not execute any new or renewal leases or amend, terminate or accept the surrender of any existing tenancies or approve any subleases or lease assignments without the prior written consent of Purchaser, except that the Seller is authorized to accept the termination of Leases at the end of their existing terms. Failure of Purchaser to consent within three (3) business days after written request for such consent shall be deemed to constitute denial of consent. In its leasing activities, except in circumstances where it would be commercially unreasonable to do so, Seller shall utilize the standard form of lease presently in use at the Property, a copy of which is available for the review and inspection of Purchaser. The parties acknowledge that any form lease is subject to negotiation.

4.5. New Liens. Not, on or after the Effective Date, create any new encumbrance or lien affecting the Property other than liens and encumbrances (i) that can be discharged prior to Closing, and (ii) that in fact are discharged at Seller’s expense prior to or at the Closing.

4.6. Copies of Written Notices. Seller shall, from and after the date hereof, promptly provide Purchaser with copies of all written notices received by Seller after the date hereof which assert any material breach of Leases, Contracts, laws, covenants or permits applicable to the Property or relating to any litigation or condemnation with respect to the Property.

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4.7. Lease Terminations; Defaults. Nothing herein shall in any way affect or restrict the right of Seller to seek to enforce its rights under any Lease, but the taking of any actions or the exercise of any remedies after the Approval Date which could result in the termination of the Lease shall require the written consent of Purchaser.

4.8. Exclusivity. Seller will not discuss or negotiate with any third party the sale or other disposition of any of the Property, or enter into any contract (whether binding or not) regarding any sale or other disposition of the Property.

5. Representations and Warranties.

5.1. By Seller.

(a) Seller represents and warrants to Purchaser that as of the Effective Date and Closing Date:

5.1.1. Seller is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, is qualified to do business in the State of Colorado, has duly authorized the execution and performance of this Agreement, and such execution and performance will not violate any material term of its operating agreement.

5.1.2. Seller has not, and as of the Closing Seller shall not have, (a) made a general assignment for the benefit of creditors, (b) filed any voluntary petition in bankruptcy or suffered the filing of any involuntary petition by Seller’s creditors, (c) suffered the appointment of a receiver to take possession of all, or substantially all, of Seller’s assets, which remains pending as of such time, (d) suffered the attachment or other judicial seizure of all, or substantially all, of Seller’s assets, which remains pending as of such time, (e) admitted in writing its inability to pay its debts as they come due, or (f) made an offer of settlement, extension or composition to its creditors generally.

5.1.3. Seller is not, and as of the Closing shall not be, a “foreign person” as defined in Section 1445 of the Internal Revenue Code of 1986, as amended (the “Code”) and any related regulations.

5.1.4. Seller is acting as principal in this transaction with authority to close the transaction. This Agreement has been duly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights and by general principles of equity (whether applied in a proceeding at law or in equity).

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5.1.5. Schedule 5.1.5 attached hereto was prepared for Seller by Manager and is the schedule used and relied upon by Seller, and to the best knowledge of Seller, contains a complete list of all Leases affecting the Property as of the Effective Date. To the best knowledge of Seller, the Leases made available to Purchaser by Broker (defined below) are complete copies of all Leases affecting the Property and are the Leases used and relied upon by Seller in its operation of the Property. To the best knowledge of Seller and except as disclosed in any of the Property Documents made available to Purchaser and on Schedule 5.1.5-1, neither Seller nor any tenant is in material default or has given written notice of any existing default under any of the Leases that has not been cured.

5.1.6. Excluding leasing commissions arising in connection with unexercised extensions, expansions or similar options under the Leases, Schedule 5.1.6 attached hereto contains a list of all unpaid leasing commissions and tenant improvement costs or allowances and, except as otherwise provided thereon, for which Seller is responsible as landlord under the Leases as of the Effective Date (collectively, “Leasing Costs”).

5.1.7. Schedule 5.1.7 attached hereto was prepared for Seller by Manager, and to the best knowledge of Seller contains a complete list of all Contracts affecting the Property as of the Effective Date. To the best knowledge of Seller, the Contracts made available to Purchaser by Broker are complete copies of all Contracts affecting the Property. To the best knowledge of Seller and except as may be disclosed in the Property Documents, neither Seller nor any other party to the Contracts is in material default or has given written notice of any existing default under any of the Contracts that has not been cured. There are no brokerage agreements, commission agreements (except for Purchaser’s obligation for the commission relating to the lease with Exquisite Kitchen as set forth on Schedule 5.1.6), or construction contracts (except for any Contracts that provide ongoing maintenance and/or repair for the Property), affecting the Property and entered into or assumed by Seller that will be binding upon Purchaser after Closing.

5.1.8. Schedule 5.1.8 attached hereto is the rent roll prepared by Manager and used by and relied upon by Seller in connection with its operation of the Property.

5.1.9. Except as set forth on Schedule 5.1.9 attached hereto, Seller has received no written notice of any pending and served litigation or condemnation proceedings or to the best knowledge of Seller, written notice of threatened litigation or condemnation proceedings against Seller or the Property which (i) could reasonably be expected to materially and adversely affect the Property or Seller, or (ii) if determined adversely would restrain the consummation of the transactions contemplated by this Agreement.

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5.1.10. Seller (i) is not an “employee benefit plan” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 (“ERISA”), which is subject to Title I of ERISA, or a “plan” as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), which is subject to Section 4975 of the Code; and (ii) the assets of Seller do not constitute “plan assets” of one or more such plans for purposes of Title I of ERISA or Section 4975 of the Code; and (iii) (a) Seller either is not a “governmental plan” within the meaning of Section 3(32) of ERISA, and assets of Seller do not constitute plan assets of one or more such plans; or (b) transactions by or with Seller are not in violation of state statutes applicable to Seller regulating investments of and fiduciary obligations with respect to governmental plans.

5.1.11. Seller (which for this purpose includes its direct partners, members, and other owners) (i) has not been designated as a “specifically designated national and blocked person” on the most current list published by the U.S. Treasury Department Office of Foreign Assets Control at its official website, <http://www.treas.gov/ofac/t11 sdn.pdf> or at any replacement website or other replacement official publication of such list and (ii) is currently in compliance with and will at all times during the term of this Agreement (including any extension thereof) remain in compliance with the regulations of the Office of Foreign Asset Control of the Department of the Treasury and any statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action relating thereto.

5.1.12. Seller is entering into this transaction solely for commercial purposes, and is a sophisticated business entity with significant experience in selling real property similar to the Property located in the Denver, Colorado real estate market.

(b) Seller shall have no liability with respect to a breach of the representations and warranties set forth above to the extent that Purchaser proceeds with the closing of the transaction contemplated hereby with actual knowledge of such breach prior to the Closing Date.

5.2. Condition Precedent. It shall be a condition precedent to Purchaser’s obligation to purchase the Property from Seller that (i) all of Seller’s representations and warranties contained in or made pursuant to this Agreement shall have been true and correct in all material respects when made and remain true and correct in all material respects as of the Closing Date, and (ii) the Title Company shall be irrevocably and unconditionally committed to issue the Title Policy to Purchaser upon payment of its premium and other charges, dated as of the date and time of the recording of the Deed, in the amount of the Purchase Price, insuring Purchaser as owner of fee simple title to the Property, subject only to the Permitted Encumbrances, and containing the endorsements that the Title Company agreed to issue during the Due Diligence Period.

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So long as a party is not in default hereunder, if any condition benefiting such party has not been satisfied as of the Closing Date or other applicable date, such party may, in its sole discretion: (i) terminate this Agreement by delivering written notice to the other party on or before the Closing Date or other applicable date, in which event the Deposit shall be returned to Purchaser (unless Purchaser is in default hereunder); (ii) extend the time available for the satisfaction of such condition by up to a total of ten (10) business days; or (iii) elect to close, notwithstanding the non-satisfaction of such condition. If such party elects to proceed pursuant to clause (ii) above, and such condition remains unsatisfied after the end of such extension period, then, at such time, such party may elect to proceed pursuant to either clause (i) or (iii) above.

5.3. By Purchaser.

(a) Purchaser represents and warrants to Seller that, except as otherwise disclosed to Seller.

5.3.1. Purchaser is a Delaware limited liability company duly organized, validly existing and in good standing under the laws of such State, has duly authorized the execution and performance of this Agreement, and such execution, delivery, and performance will not violate any material term of any of its constitutive documents.

5.3.2. Purchaser has not, and as of the Closing Purchaser shall not have (a) made a general assignment for the benefit of creditors, (b) filed any voluntary petition in bankruptcy or suffered the filing of any involuntary petition by Purchaser’s creditors, (c) suffered the appointment of a receiver to take possession of all, or substantially all, of Purchaser’s assets, which remains pending as of such time, (d) suffered the attachment or other judicial seizure of all, or substantially all, of Purchaser’s assets, which remains pending as of such time, (e) admitted in writing its inability to pay its debts as they come due, or (f) made an offer of settlement, extension or composition to its creditors generally.

5.3.3. Purchaser is not, and as of the Closing shall not be, a “foreign person” as defined in Section 1445 of the Code and any related regulations.

5.3.4. Purchaser is acting as principal in this transaction with authority to close the transaction. This Agreement is the valid and legally binding obligation of Purchaser.

5.3.5. Purchaser is a sophisticated investor in commercial real estate and will perform such due diligence of the Property and its condition (financial and otherwise) as Purchaser deems appropriate.

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5.3.6. By the Approval Date, Purchaser shall have reviewed the Leases, Contracts, expenses and other matters relating to the Property and, based upon its own investigations, inspections, tests and studies, determined whether to purchase the Property and assume Seller’s rights and obligations under the Leases, Contracts and otherwise with respect to the Property.

5.3.7. Unless otherwise disclosed to Seller in writing, neither Purchaser nor any member of Purchaser is other than a citizen of, or partnership, corporation, limited liability company or other form of legal person domesticated in the United States of America

5.3.8. Purchaser (which for this purpose includes its direct partners, members, and other owners) (i) has not been designated as a “specifically designated national and blocked person” on the most current list published by the U.S. Treasury Department Office of Foreign Assets Control at its official website, <http://www.treas.gov/ofac/t11 sdn.pdf> or at any replacement website or other replacement official publication of such list and (ii) is currently in compliance with and will at all times during the term of this Agreement (including any extension thereof) remain in compliance with the regulations of the Office of Foreign Asset Control of the Department of the Treasury and any statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action relating thereto.

5.3.9. Purchaser complies with the applicable U.S. anti-corruption and anti-bribery laws, including the United States Foreign Corruption Practices Act.

5.3.10. The execution, delivery and performance by Purchaser of its obligations under this Agreement do not and will not contravene or constitute a default under any provisions of applicable law or regulation or any agreement, judgment, injunction, order, decree or other instrument binding on Purchaser.

5.3.11. Purchaser is entering into this transaction solely for commercial purposes, and is a sophisticated business entity with significant experience in purchasing real property similar to the Property located in the Denver, Colorado real estate market.

(b) Purchaser shall have no liability with respect to a breach of the representations and warranties set forth above to the extent that Seller proceeds with the closing of the transaction contemplated hereby with actual knowledge of such breach or should have known of such breach, through the exercise of reasonable diligence prior to the Closing Date.

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5.4. Condition Precedent. It shall be a condition precedent to Seller’s obligation to sell the Property to Purchaser that all of Purchaser’s representations and warranties contained in or made pursuant to this Agreement shall have been true and correct in all material respects when made and shall be true and correct in all material respects as of the Closing Date. At the Closing, Purchaser and Seller shall each deliver to the other a certificate certifying that each of its representations and warranties in this Agreement is true and correct in all material respects as of the Closing Date.

5.5. Mutual Representations.

(a) Each of Seller and Purchaser represents to the other that it has had no dealings, negotiations, or consultations on its own behalf, or for its benefit, with any broker except Newmark Grubb Knight Frank (“Broker”) in connection with the Agreement or the sale of the Property. Seller and Purchaser agree that each will indemnify, defend and hold the other free and harmless from the claims of any other broker claiming to have represented Seller or Purchaser, respectively, or otherwise to be entitled to compensation in connection with this Agreement or the sale of the Property. This provision shall survive Closing.

(b) Neither Seller nor Purchaser will knowingly take, or agree to or commit to take, any action that would make any representation or warranty made by such party inaccurate in any material respect at or prior to the Closing Date.

6. Costs and Prorations.

6.1. Purpose and Intent. Except as expressly provided herein, the purpose and intent of this Agreement is that Seller shall bear all expenses of ownership and operation of the Property and shall receive all income therefrom accruing through midnight at the end of the day preceding the Closing Date, and Purchaser shall bear all such expenses and receive all such income accruing thereafter. This provision shall survive Closing.

6.2. Purchaser’s Costs. Purchaser shall pay the following costs of closing this transaction:

6.2.1. The fees and disbursements of its counsel, inspecting architect and engineer, if any;

6.2.2. One-half ( 1⁄2) of any escrow fees and the Colorado state documentary fee at a rate of $0.10 per $1,000 of the Purchase Price in connection with the recordation of the Deed;

6.2.3. The cost any extended coverage and endorsements to the Title Policy requested by Purchaser;

6.2.4. The cost of the Survey and the costs of the zoning reports for the Property obtained by Bock and Clark Corporation;

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6.2.5. Any recording fees for recording of the Deed;

6.2.6. Any other expense(s) incurred by Purchaser or its representative(s) in inspecting or evaluating the Property or closing this transaction; and

6.3. Seller’s Costs. Seller shall pay the following costs of closing this transaction:

6.3.1. The fees and disbursements of its counsel;

6.3.2. One-half ( 1⁄2) of any escrow fees;

6.3.3. The cost of the basic premium for the Title Policy;

6.3.4. The broker’s fee to the extent any such fee is payable pursuant to the separate agreements with Newmark Grubb Knight Frank dated October 4, 2017.

6.4. Prorations. Collected Rents and any other amounts (including, without limitation, payment of base rent, ground rent, parking income and reimbursements of Property operating costs) paid by tenants applicable to the month in which the Date of Closing occurs or prepaid by tenants for months after the month in which the Date of Closing occurs shall be prorated as of the Date of Closing and be adjusted against the Purchase Price on the basis of a schedule (the “Rent Schedule”) which shall be prepared by Seller and delivered to Purchaser three (3) business days prior to Closing. The Rent Schedule shall set forth (i) rents and other amounts payable applicable to the month in which the Date of Closing occurs, (ii) rents and other amounts collected by Seller applicable to the month in which the Date of Closing occurs, and (iii) rents and other amounts due but uncollected and applicable to the month in which the Date of Closing occurs, (the latter unpaid obligations being referred to herein as the “Current Delinquencies”), as well as rental and other payment delinquencies (excluding those applicable to the month in which the Date of Closing occurs) which are owed to Seller but uncollected as of the Date of Closing (“Delinquencies”). Purchaser shall receive a credit against the Purchase Price for any cash security and other deposits with respect to the Leases, which deposits are held by Seller and have not been applied or forfeited as of Date of Closing. Such cash deposits will be kept by Seller.

In the event that any security deposits are in the form of letters of credit or other financial instruments, Seller will, at Closing, assign its interest in such letters of credit or financial instruments to Purchaser and deliver the original letters of credit to Purchaser at Closing, and, following Closing, Seller will cooperate with Purchaser, at no cost to Seller, in order to cause Purchaser to be named as beneficiary under such letters of credit and other financial instruments to be assigned to Purchaser, and Purchaser shall not receive a credit against the Purchase Price for such security deposits in the form of letters of credit.

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6.4.1. Vault charges, sewer charges, utility charges, operating expenses, and percentage rent payable by tenants as of the Closing Date (“Overage Rent”) shall be adjusted and pro-rated on and if, as and when collected basis. Any Seller proposed prorations relating to Overage Rent shall be subject to Purchaser’s review and reasonable approval. In addition, within ninety (90) days after the close of the calendar year(s) used in calculating any Overage Rent (where such calendar year(s) include(s) the Closing Date), Purchaser shall complete the tenant expense reconciliations for the entire year and re-prorate on a fair and equitable basis with Seller in order to adjust for the effect of any credits or payments due to or from tenants for periods prior to the Closing Date.

6.4.2. Notwithstanding the foregoing, no prorations or adjustments shall be made for portions, if any, of real estate taxes, personal property taxes, special assessments or operating costs of the Property to the extent a tenant under the Leases is required to pay same directly pursuant to the terms of any of the Leases. Purchaser shall be credited with an amount equal to all deposits made by tenants and held by Seller, if any, at Closing towards the tenant’s obligation to pay any such taxes and operating expenses.

6.4.3. Seller shall provide to Purchaser a credit against the Purchase Price at Closing for (i) the Leasing Costs that are noted as a Seller cost on Schedule 5.1.6 and that remain unpaid and outstanding as of the Closing Date and (ii) for Purchaser’s prorated share of the abated base rent for TMSI for December 2017.

6.5. Taxes. Real estate taxes, personal property taxes, special assessments (and installments thereof) and other governmental taxes and charges relating to the Property, including annual or periodic permit fees, (collectively, “Taxes”) payable during the year in which Closing occurs shall be prorated as of the Date of Closing and adjusted against the Purchase Price. If Closing occurs before the actual Taxes payable during such year are known, the proration of Taxes shall be upon the basis of Taxes for the Property payable by Seller during the immediately preceding year; provided, however, that if the Taxes payable during the year in which Closing occurs are thereafter determined to be more or less than the Taxes payable during the preceding year (after any appeal of the assessed valuation thereof is concluded), Seller and Purchaser promptly, but no later than thirty (30) days after receipt of the actual tax bills for such year, except in the case of an ongoing tax protest), shall adjust the proration of Taxes and Seller or Purchaser, as the case may be, shall pay to the other any amount required as a result of such adjustment. This covenant shall not merge with the deed delivered hereunder but shall survive the Closing.

6.6. In General.

(a) Any other costs or charges of closing this transaction not specifically mentioned in this Agreement shall be paid and adjusted in accordance with local custom in Denver, Adams and Jefferson Counties, Colorado, as applicable.

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(b) (i) None of Seller’s insurance policies relating to the Property will be assigned to Purchaser, and Purchaser shall be responsible for arranging for its own insurance as of the Closing Date; (ii) utilities paid by Seller, including telephone, electricity, water and gas, shall be read on as close as possible before the Closing Date and Purchaser with cooperation from Seller’s on-site Manager, if necessary, shall be responsible for all the necessary actions needed to arrange for utilities to be transferred to the name of Purchaser on the Closing Date, including the posting of any required deposits (it being understood, however, that Seller shall be entitled to a credit at the Closing for any utility deposits which it or its predecessors have made prior to the Closing Date, to the extent the same are transferred to Purchaser, and Seller shall be entitled to recover and retain from the providers of such utilities any refunds or overpayments to the extent applicable to the period prior to and including the Closing Date, and any utility deposits for which it does not receive a credit hereunder); and (iii) on the Closing Date, the Property will not be subject to any financing obtained by Seller or its predecessors. Accordingly, there will be no prorations for insurance, utilities (except to the extent provided above for utility deposits), payroll or debt service. In the event a meter reading is unavailable for any particular utility or is read on a date other than the Closing Date, such utility bill shall be prorated in the manner provided in Section 6.1.

6.7. Closing Adjustment. Escrow Agent shall prepare a Closing statement on the basis set out above, and shall endeavor to deliver such computation to Purchaser and Seller at least three (3) business days prior to Closing.

6.8. Post-Closing Reconciliation. If any of the aforesaid prorations cannot be calculated accurately as of the Closing Date, then they shall be calculated as soon after the Closing Date as feasible, but in any event no later than one hundred eighty (180) days after the Closing Date. Notwithstanding any provision contained in this Agreement to the contrary, after the expiration of said period, no further adjustments, credits or prorations shall be made or allocated between the parties under this Agreement for any of the items listed in this Section 6, except for any delinquencies due to Seller or Purchaser and except for a reproration of Taxes pursuant to Section 6.5 above in the event the Taxes for the year of Closing are not known as of the Closing Date.

6.9. Post-Closing Collections. Purchaser shall use commercially reasonable efforts during the one hundred eighty (180) day period immediately following the Date of Closing to collect Current Delinquencies and Delinquencies, but shall not be obligated to engage a collection agency or commence any litigation against tenants. Seller may not pursue litigation against any tenant after the Approval Date. Amounts collected by either Seller or Purchaser after Closing from tenants who or which, as of the Date of Closing, were obligors with respect to Current Delinquencies and/or Delinquencies shall be applied (i) first, to Purchaser’s reasonable costs of collection

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incurred with respect to such tenant, (ii) second, to Purchaser in payment of the current rent due under such Lease, (iii) third, to Purchaser in payment of delinquent rent due under such Lease for the period from and after the Closing, and (iv) fourth, to Seller in payment of rent coming due and payable prior to the Closing.

Purchaser shall keep and maintain at all times full and accurate books of account and records adequate to reflect correctly total rental and other payments collected under each of the Leases, and all such books and records shall be kept and shall be available to Seller for at least one hundred eighty (180) days after the Date of Closing. Seller shall have the right to inspect, copy and audit such books of account and records at Seller’s expense, during reasonable business hours, and upon reasonable notice to Purchaser, whether such books and records are in the possession of Purchaser or any agent of Purchaser for the purpose of verifying the accuracy of the records and the rental and any other payments collected by Purchaser, which were earned during Seller’s ownership period, and which should have been paid to Seller pursuant to this Section 6.9.

6.10. Other Items. All cash in any operating, reserve or other property accounts on the Closing Date shall belong to Seller.

6.11. Survival. The provisions of this Section 6 shall survive Closing.

7. Damage, Destruction or Condemnation.

7.1. Material Event. If, prior to Closing, the property is damaged or destroyed by fire or other casualty or condemnation, then promptly after Seller becomes aware of the damage or destruction or condemnation, Seller will notify Purchaser thereof (the “Damage Notice”). If (i) the cost of repair of the Property is greater than $500,000, (ii) any tenant under a Lease covering more than twenty percent (20%) of the gross leasable area of the Building has the right to terminate its lease, (iii) there is a reduction of parking spaces resulting in a deficiency under either applicable law or the Leases, or (iv) there is a material reduction of access to the Property, Purchaser may elect to terminate this Agreement by giving written notice of its election to Seller within five (5) business days after receiving the Damage Notice (and the Closing Date shall be extended to allow for such five (5) business day period). If Purchaser does not give such written notice within such period, this transaction shall be consummated on the date and at the Purchase Price provided for in Section 1, and Seller shall assign to Purchaser the physical damage proceeds of any insurance policy(ies) payable to Seller, or Seller’s portion of any condemnation award, as applicable, in both cases up to the amount of the Purchase Price and including any rights of Seller to prosecute, settle, compromise, or appeal such payments, and, if an insured casualty, and provide a credit to Purchaser against the Purchase Price at Closing in the amount of any deductible, if not previously paid by Seller, but not to exceed the amount of the loss.

7.2. Immaterial Event. If, prior to Closing, (i) the cost of repair of the Property is $500,000 or less, (ii) no tenant has the right to terminate its lease, (iii) there is no reduction of parking spaces resulting in a deficiency under either applicable law or

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the Leases, and (iv) there is no material reduction of access to the Property, Purchaser shall close this transaction on the date and at the Purchase Price agreed upon in Section 1, and Seller shall assign to Purchaser (i) its interest in the physical damage proceeds of any insurance policies payable to Seller, or (ii) up to the amount of the Purchase Price, and including any rights of Seller to prosecute, settle, compromise, or appeal such payments, (iii) provide a credit to Purchaser against the Purchase Price in the amount of any deductible not previously paid by Seller but not to exceed the amount of the loss, and (iv) provide a credit to Purchaser against the Purchase Price at Closing in the amount of any uninsured loss in an amount not to exceed One Hundred Thousand and No/100s Dollars ($100,000.00) (“Uninsured Cap”), provided, however, in the event Seller refuses to credit Purchaser for uninsured losses under this Section 7.2 in excess of the Uninsured Cap, then Purchaser may elect to terminate this Agreement by giving written notice of its election to Seller within five (5) business days after receiving the Damage Notice and Seller’s refusal.

7.3. Cooperation. Seller and Purchaser, as may be appropriate, shall cooperate in prosecuting, settling, and compromising any such condemnation award and insurance claim.

7.4. Termination and Return of Deposit. If Purchaser elects to terminate this Agreement pursuant to this Section 7, the Deposit shall be returned to Purchaser.

8. Notices. Any notice, consent, or approval required or permitted to be given hereunder shall be in writing and shall be deemed to be given when hand delivered or one (1) business day after pickup by FedEx, UPS overnight, or similar overnight express service, or on the date when sent by email transmission, in any case addressed to the parties at their respective addresses for Notice set out on the Term Sheet, or, in each case, to such other address as either party may from time to time designate by giving notice in writing to the other party, provided that neither party shall designate as its address a post office box or other address which does not accept overnight delivery. In the case of notice to Seller by email transmission, to be effective, all such email notice must also be sent to Kevin Dowd at KevinM.Dowd@ubs.com and Belinda Flores at belinda.flores@ubs.com. Notice hereunder may be given by counsel acting on behalf of either party. Telephone numbers are for informational purposes only. Effective notice will be deemed given only as provided above.

9. Closing and Escrow.

9.1. Escrow Instructions. Upon execution of this Agreement, the parties shall deliver an executed counterpart of this Agreement to the Title Company to serve as the instructions to the Title Company as the Escrow Agent for consummation of the transaction contemplated herein, and Title Company shall execute this Agreement to acknowledge acceptance of the escrow and receipt of the Deposit. Seller and Purchaser shall execute such additional and supplementary escrow instructions as may be appropriate to enable the Title Company to comply with the terms of this Agreement, provided, however, that in the event of any conflict between the provisions of this Agreement and any supplementary escrow instructions, the terms of this Agreement shall prevail.

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9.2. Duties of Escrow Agent.

(a) Escrow Agent is acting solely as a stakeholder under this Section 9.2. Escrow Agent’s duties shall be determined solely by the express provisions hereof and are purely ministerial in nature.

(b) During the term of this Agreement, Escrow Agent shall hold and deliver the Deposit strictly in accordance with the terms and provisions of this Agreement and shall not commingle the Deposit with any funds of Escrow Agent or others. Escrow Agent shall invest the Deposit in an interest-bearing account at Citibank, N.A., and such account shall have no penalty for early withdrawal. Escrow Agent shall disburse the Deposit in strict accordance with this Agreement. /

Escrow Agent’s initials: JS

(c) Seller and Purchaser are aware that the Federal Deposit Insurance Corporation (“FDIC”) coverage applies only to a maximum amount of $250,000 for each individual depositor. Further, Seller and Purchaser understand that Escrow Agent assumes no responsibility for, nor will Seller and Purchaser hold Escrow Agent liable for, any loss occurring which arises from the fact that the amount of any individual depositor’s account exceeds $250,000 and that the excess amount is not insured by the FDIC, except to the extent caused by the gross negligence or willful misconduct of Escrow Agent. Seller and Purchaser further understand that certain banking instruments such as, but not limited to, repurchase agreements and letters of credit are not covered at all by FDIC insurance.

(d) If Purchaser terminates this Agreement by sending a Termination Notice to Seller in accordance with Section 3.5, the Deposit shall be returned to Purchaser within one (1) business day after Purchaser’s provision of a copy of the Termination Notice to Escrow Agent; and no notice to Escrow Agent from Seller shall be required for the release of the Deposit to Purchaser by Escrow Agent. Except as set forth in the immediately preceding sentence, if this Agreement is terminated by the mutual written agreement of Seller and Purchaser, or if Escrow Agent is unable at any time to determine to whom the Deposit should be delivered, or if a dispute develops between Seller and Purchaser concerning the proper disposition of the Deposit, then Escrow Agent shall deliver the Deposit in accordance with the joint written instructions of the Seller and Purchaser. If written instructions are not received by Escrow Agent within ten (10) days after Escrow Agent has served a written request for instructions upon both Seller and Purchaser, the Escrow Agent shall have the right to pay the Deposit Into any court of competent jurisdiction in the state where the Property is located and to interplead Seller and Purchaser. Upon the filing of the interpleader action, Escrow Agent shall be discharged from any further obligations in connection with this Agreement.

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(e) If costs or expenses are incurred by Escrow Agent because of litigation or a dispute between Seller and Purchaser concerning this Agreement (which litigation or dispute does not involve any action, omission or failure to act by Title Company), Seller or Purchaser, whichever loses in any such action, shall be solely obligated to pay such costs and fees of the Escrow Agent, as well as the reasonable attorneys’ fees of the prevailing party in accordance with the other provisions of this Agreement. Except for such costs and expenses, no fee or charge shall be due or payable to Escrow Agent for its services under this Agreement.

(f) Escrow Agent undertakes only to perform the duties and obligations imposed upon it under the terms of this Agreement, and to do so in strict accordance with the Agreement, and does not undertake to perform any of the covenants, terms and provisions applicable to Seller and Purchaser.

(g) Purchaser and Seller acknowledge and agree that Escrow Agent has assumed no liability except for gross negligence or willful misconduct and that Escrow Agent may seek advice from its own counsel and shall be fully protected in any action taken by it in good faith in accordance with the opinion of its counsel.

(h) The conditions to the Closing shall be the Escrow Agent’s receipt of funds and documents as described in this Section 9.2. Upon receipt of such funds and documents, Escrow Agent shall deliver the items as described in this Agreement.

(i) The documents required of Purchaser or Seller in order to close the escrow pursuant hereto shall be deposited with Escrow Agent on the business day prior to the Closing Date, and the Purchase Price shall be deposited on the Closing Date, and Closing shall occur no later than 1:00 p.m. Denver, Colorado time on the Closing Date, and shall be available for immediate distribution at Closing. .

(j) Notwithstanding anything to the contrary in this Section 9.2, in the event the Closing does not occur on or before the Closing Date, the Escrow Agent shall, unless it is notified by both parties to the contrary within five (5) business days after the Closing Date, return to the depositor thereof items which were deposited pursuant to this Agreement. Any such return shall not, however, relieve either party of any liability it may have relating to its wrongful failure to close.

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(k) Escrow Agent shall not be responsible or liable in any manner whatsoever for the correctness, genuineness or validity of any document or instrument, or any signature thereon, deposited with or delivered to Escrow Agent pursuant to this Agreement. Escrow Agent may act in reliance upon any such document or instrument, which Escrow Agent in good faith believes to be genuine and duly authorized, without investigation as to the correctness, genuineness or validity thereof. Escrow Agent shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement and no implied covenants or obligations shall be read into this Agreement against Escrow Agent. Escrow Agent is not chargeable with knowledge, and has no duties with respect to any other agreements between Seller and Purchaser. Escrow Agent shall not be responsible to see to the correct application of any funds disbursed by it pursuant to this Agreement.

(l) Seller and Purchaser acknowledge that the transaction contemplated hereunder shall be closed by delivering executed documents and the other closing deliveries to the Escrow Agent in accordance with customary written instructions.

(m) Escrow Agent shall prepare a closing or settlement statement for each party, and each party shall be entitled to a copy of the other party’s signed settlement statement prior to Closing.

(n) Escrow Agent is familiar with and understands the U.S. Foreign Corrupt Practices Act, 15 U.S.C. Sec. 78dd-1, et seq., and any other anti-corruption laws and regulations relevant to the Agreement and has not and will not violate these laws.

(o) The President of the United States has issued Executive Order 13224, in conjunction with the Office of Foreign Assets Control (“OFAC”). This order bans any United States person from doing business with any person, entity or group specially designated by the U.S. Secretary of State or Secretary of the Treasury as a terrorist or terrorist entity. OFAC maintains a list of these persons, entities and groups, known as the Specially Designated Nationals and Blocked Persons List (“SDN List”). To comply with this order, Escrow Agent shall not enter into contracts or other agreements with any person whose name appears on the SDN List.

9.3. Seller’s Deliveries.

(a) Seller shall deliver or cause to be delivered, either at the Closing through the Title Company (or by making available at the Property, as applicable, the following items and original documents, each executed and, if required, acknowledged, as appropriate:

9.3.1. A special warranty deed to the Property, in the form attached hereto as Exhibit 9.3.1 (the “Deed”).

9.3.2. A bill of sale in the form attached hereto as Exhibit 9.3.2 conveying the Personal Property.

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9.3.3. (i) The Leases and any new leases entered into pursuant to Section 4.3; (ii) the Rent Schedule, including a listing of any tenant security and other deposits and prepaid rents held by Seller with respect to the Property; (iii) the cash security deposits and letters of credit held by Seller as security under the Lease, but only to the extent the same have not been applied in accordance with the leases or returned to tenants and relate to tenants occupying space at the Property on the Closing Date pursuant to leases then in effect; and (iv) an assignment of such Leases, deposits, and prepaid rents by way of an Assignment and Assumption of Leases in the form attached hereto as Exhibit 9.3.3.

9.3.4. (i) Copies of all Contracts which Purchaser has elected to assume or which are not terminable by the Seller on or before the Date of Closing; and (ii) an assignment of such Contracts to Purchaser by way of an assignment and assumption agreement, in the form attached hereto as Exhibit 9.3.4.

9.3.5. An assignment of all unexpired, transferable warranties and guarantees then in effect, if any, with respect to the Improvements or any repairs or renovations to such Improvements and Personal Property being conveyed hereunder, which assignment is in the form attached hereto as Exhibit 9.3.5.

9.3.6. Seller shall cause the delivery to Purchaser within two (2) business days of Closing, the originals of all Leases, and, Contracts and building plans and specifications relating to the Property, lease files; maintenance records warranties; licenses, permits and certificates of occupancy; copies or originals of all books and records of account, which are in Seller’s possession. These materials may be delivered at the Property.

9.3.7. A certificate pursuant to the Foreign Investment and Real Property Tax Act in the form attached hereto as Exhibit 9.3.7.

9.3.8. Appropriate evidence of authorization as required by the Title Company.

9.3.9. Any Tenant Estoppel Certificates not previously provided to Purchaser.

9.3.10. Any transfer tax declaration(s) in the form required by applicable governmental authorities.

9.3.11. The Closing Statement (prepared by the Title Company).

9.3.12. Keys or key codes to all locks at the Property, which will be delivered at the Property.

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9.3.13. Such other documents as may be reasonably required by the Title Company and which do not expand or create Seller liability beyond that provided for by this Agreement, and such other documents as may be agreed upon by Seller and Purchaser to consummate the transaction.

9.3.14. A Colorado Form DR 1083.

9.3.15. A tenant notice letter in the form of Exhibit 9.3.9.

9.3.16. A rent roll with a certification executed by Seller that the rent roll was prepared by Manager and is used by and relied upon by Seller in connection with its operation of the Property.

9.3.17. An owner’s affidavit in the form of Exhibit 9.3.17.

9.3.18. As requested in writing by Purchaser, a recordable assignment, in form and substance reasonably satisfactory to Purchaser and Seller, assigning any and all developer, declarant or other related rights or interests of Seller (or any affiliate of Seller) in or under the CCRs, if Seller (or such affiliate) holds any such rights or interests.

9.4. Purchaser’s Deliveries. At Closing, Purchaser shall (i) pay Seller the Purchase Price through the Escrow Agent and provide any instruments required by the Title Company from a purchaser of real property; and (ii) execute and deliver the agreements referred to in Sections 9.3.3(iii) and 9.3.4(ii), any transfer tax declaration(s) in the form required by applicable governmental authorities, and the Closing Statement.

9.5. Mutual Obligations. Seller and Purchaser shall each deposit such other instruments as are reasonably required (i) to confirm their respective authority to close this transaction, (ii) by Escrow Agent, or (iii) otherwise to consummate the sale and acquisition of the Property in accordance with the terms hereof (provided that in no event shall any such documents increase the liability of Purchaser or Seller). Seller and Purchaser hereby designate Escrow Agent as the “Reporting Person” for the transaction pursuant to Section 6045(e) of the Internal Revenue Code and the regulations promulgated thereunder and agree to execute such documentation as is reasonably necessary to effectuate such designation.

9.6. Possession. Purchaser shall be entitled to possession of the Property upon conclusion of the Closing, subject to the rights of tenants, and the Permitted Encumbrances.

9.7. Insurance. Seller shall terminate its policies of insurance as of noon on the Date of Closing and Purchaser shall be responsible for obtaining its own insurance thereafter.

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9.8. Utility Service and Deposits. To the extent any utility account is in Seller’s name, Seller shall be entitled to the return of any deposit(s) and/or bond(s) posted by it or its predecessor with any utility company and Purchaser shall notify each utility company serving the Property to terminate any Seller account, effective at noon on the Date of Closing, such notice to be in the form of Exhibit 9.8 attached hereto, at Purchaser’s cost

10. Breach; Default; Failure of Condition.

10.1. Purchaser Default. If Purchaser shall breach or default under this Agreement and, with respect to breaches or defaults for which a cure period is applicable, fail to cure such breach or default within such cure period, Seller, as Seller’s sole and exclusive remedy, may terminate this Agreement, and the Deposit shall be retained by Seller as liquidated damages, without the necessity of proving actual damages, and both parties shall be relieved of and released from any further liability hereunder except for Purchaser’s Indemnity Obligations set forth in Sections 3.1.2, 3.6 and 5.5(a) hereof and matters which, by the express provision thereof in this Agreement, survive termination of the Agreement. Seller and Purchaser agree that Seller’s damages in the event of such breach or default will be difficult or impractical to ascertain, the Deposit is a fair and reasonable estimate of such damages as of the date of this Agreement, and the Deposit is to be retained by Seller as agreed and liquidated damages in light of Seller’s removal of the Property from the market and the costs incurred by Seller and shall not constitute a penalty or a forfeiture.

10.1.1. The parties hereto agree that it would be difficult to prove actual damages resulting from a breach of this Agreement and that the Deposit represents a fair and equitable estimation of Seller’s damages in the event of a breach or default by Purchaser. The parties further agree that this liquidated damage clause is included herein as a result of negotiation by the parties at the express request of Purchaser and that Purchaser hereby waives any right to challenge the enforceability of this clause or its reasonability, and Purchaser hereby waives any and all rights it may have at law or equity to dispute Seller’s right to the liquidated damages provided for herein other than on the basis that no material default had occurred and thus Seller was not entitled to any damages whatsoever. In addition, the parties waive any right to assert the lack of mutuality of remedy as a defense in the event of any litigation arising out of this Agreement.

Seller’s initials: WPR/BC	Purchaser’s initials: AMP

10.1.2. Seller Default. If Seller shall breach or default under this Agreement, Purchaser shall elect as its sole and exclusive remedies hereunder either (i) to terminate the Agreement and recover the Deposit and if such breach is material and results in the election by Purchaser not to consummate the sale of the Property, Seller shall also reimburse Purchaser for its actual and verifiable third party due diligence costs incurred by Purchaser in connection with this transaction in an amount not to exceed One Hundred Fifty Thousand and No/100s Dollars ($150,000.00) which costs shall be supported by documentation reasonably acceptable to Seller

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(“Purchaser’s Costs”) within ten (10) days of such termination, or (ii) to specifically enforce the Seller’s obligations to convey the Property in accordance with this Agreement, Purchaser, in either case, hereby expressly waiving any right to recover exemplary, punitive, indirect, consequential, special or other damages and all other remedies available at law or at equity with regard to any such failure; provided that no action in specific performance shall seek to require the Seller to do any of the following: (a) change the condition of the Property or restore the same after any fire or other casualty; (b) subject to Sections 3.2 and 10.3 hereof, expend money or post a bond to remove a title encumbrance or defect or correct any matter shown on a survey of the Property, except with respect to Impermissible Liens; or (c) secure any permit, approval, or consent with respect to the Property or Seller’s conveyance of the Property. The provisions of Section 10.1.2 shall survive the termination of this Agreement.

10.1.3. As a condition precedent to Purchaser exercising any right it may have to bring an action for specific performance hereunder, Purchaser must commence such an action within one hundred twenty (120) days after the occurrence of Seller’s default. Purchaser shall be entitled to file a lis pendens against the Property in connection with any timely filing by Purchaser of an action for specific performance. Purchaser agrees that its failure to timely commence such an action for specific performance within such one hundred twenty (120) day period shall be deemed a waiver by it of its right to commence an action for specific performance as well as a waiver by it of any right it may have to file or record a notice of lis pendens or notice of pendency of action or similar notice against any portions of the Property.

10.2. Failure of Condition. If prior to Closing Seller discloses in writing to Purchaser or Purchaser discovers that title to the Property is subject to defects, limitations or encumbrances other than Permitted Encumbrances, then Purchaser shall promptly give Seller written notice of any objection thereto. In such event, Seller may elect to postpone the Closing for up to fifteen (15) days and attempt to cure such objection, provided that Purchaser may not object to the state of title of the Property on the basis of any Permitted Encumbrance(s).

10.2.1. Seller shall have no obligation to cure any title objection other than the Impermissible Liens or matters that Seller expressly undertakes to cure in a written notice that recites it is in response to a Title Notice. If Purchaser fails to waive an objection within five (5) business days after written notice from Seller that Seller will not cure the objection, this Agreement shall terminate automatically and the Title Company shall promptly return the Deposit to Purchaser, provided that Purchaser shall not then be in breach or default hereunder, and neither party shall have any liability to the other except for Purchaser’s obligations set forth in Sections 3.1.2 and 3.6 and Seller’s and Purchaser’s obligations in Section 5.5(a) hereof. For the purposes of this Agreement, any title defect, limitation or encumbrance other than a Permitted Encumbrance shall be deemed cured if

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the Title Company agrees to issue an ALTA owner’s title insurance policy to Purchaser in the amount of the Purchase Price, which policy(ies) takes no exception for such defect, limitation or encumbrance and is issued for no additional premium or for an additional premium if Seller agrees to pay such additional premium upon Closing.

10.3. Representation or Warranty Untrue. Prior to Closing, if any representation or warranty of any party is discovered to have been false, in any material respect, when made, then such discovery shall be an event of default by the party that made the false representation or warranty. If, after the end of the Due Diligence Period and before the Closing, (a) such false representation or warranty shall constitute a condition that such defaulting party is capable of curing and (b) such defaulting party notifies the non-defaulting party in writing that it intends to cure such false representation or warranty, then such defaulting party shall have the right to cure such false representation or warranty prior to Closing and, if such condition is not cured by Closing (or if such defaulting party notifies the non-defaulting party that such condition cannot be cured), then the non-defaulting party shall have all of the rights set forth in Article 10. However, if the non-defaulting party consummates the Closing with actual knowledge of such false representation or warranty, such non-defaulting party shall be conclusively deemed to have waived such default and accepted such uncured condition, in which event the non-defaulting party shall have no rights or remedies under this Agreement regarding such default and such representation and warranty shall automatically be deemed amended to fully and accurately state the actual facts and conditions then actually known or existing so that no such fact or condition first discovered or actual notice received or events occurring after the Effective Date can or will constitute a breach by the defaulting party of any of the warranties or representations. Anything to the contrary contained in this Agreement notwithstanding, Purchaser acknowledges that for representations and warranties of Seller first discovered by Purchaser during the Due Diligence Period to have been false when made, Purchaser’s sole and exclusive remedy is to terminate this Agreement in accordance with its right of termination during the Due Diligence Period and receive a return of the Deposit. The provisions of this Section 10.3 shall survive the termination of this Agreement.

11. Miscellaneous.

11.1. Entire Agreement. This Agreement, together with the Recitals and Exhibits attached hereto, all of which are incorporated by reference, constitutes the entire agreement between the parties with respect to the subject matter hereof, and no alteration, modification or interpretation hereof shall be binding unless in writing and signed by both parties. The parties are not bound by any agreements, understandings, provisions, conditions, representations or warranties (whether written or oral and whether made by Seller or any agent, employee or principal of seller or any other party) other than as are expressly set forth and stipulated in this Agreement.

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11.2. Severability. If any provision of this Agreement or application to any party or circumstances shall be determined by any court of competent jurisdiction to be invalid and unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person or circumstances, other than those as to which it is so determined invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be valid and shall be enforced to the fullest extent permitted by law.

11.3. Applicable Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Colorado.

11.4. Assignability. Purchaser shall not assign this Agreement without first obtaining Seller’s written consent, provided however, that Purchaser may, without Seller’s consent, but with no less than five (5) business days’ prior written notice to Seller which notice will include the name of such assignee and the names of all principals and entities owning twenty-five percent (25%) or more of such assignee, assign this Agreement to an “Affiliate” of Purchaser or Teachers Insurance and Annuity Association of America or designate an “Affiliate” to take title, to the Property at Closing. Affiliate means any entity that is owned and controlled by an entity of which the general partners, managers or voting members are at least fifty-one (51%) percent owned or controlled by Purchaser or Teachers Insurance and Annuity Association of America. Any assignment in contravention of this provision shall be void. No assignment, whether or not permitted, shall release the Purchaser herein named from any obligation or liability under this Agreement. The Purchaser and any permitted assignee shall be jointly and severally liable for all such obligations and liabilities. Any permitted assignee shall be deemed to have made any and all representations and warranties made by Purchaser hereunder, as if the assignee were the original signatory hereto.

If Purchaser requests Seller’s consent to an assignment of this Agreement, Purchaser shall (i) notify Seller in writing of the proposed assignment; (ii) provide Seller with the name and address of the proposed assignee; (iii) provide Seller with financial information, including current financial statements, for the proposed assignee and (iv) provide Seller with a copy of the proposed instrument of assignment.

Any transfer or assignment of any membership or other beneficial interest of Purchaser in excess of forty-nine percent (49%) shall be deemed an assignment within the meaning of this Section 11.4.

11.5. Successors Bound. This Agreement shall be binding upon and inure to the benefit of Purchaser and Seller and their respective successors and permitted assigns.

11.6. Captions. The captions in this Agreement are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this Agreement or the scope or content of any of its provisions.

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11.7. Attorneys’ Fees. In the event of any litigation arising out of this Agreement, the prevailing party shall be entitled to recover from the other party reasonable attorneys’ and paralegals’ fees and costs actually incurred, whether incurred out of court, at trial, on appeal or in any bankruptcy, arbitration or administrative proceedings.

11.8. No Relationship. Nothing contained in this Agreement shall be construed to create a fiduciary, partnership, joint venture, principal/agent or other relationship between the parties or their successors or assigns, and the parties owe no duty to each other except as expressly stated in this Agreement.

11.9. Time of Essence. Time is of the essence for all purposes of this Agreement.

11.10. Counterparts. This Agreement may be executed and delivered in any number of counterparts, each of which so executed and delivered shall be deemed to be an original and all of which shall constitute one and the same instrument. Each counterpart may be delivered by facsimile transmission provided that a signed original is provided promptly. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto.

11.11. Recordation. Except for a lis pendens as permitted by Section 10.1.2 and Section 10.1.3 (a “Permitted notice”), neither this Agreement nor any memorandum or notice hereof shall be recorded; Purchaser shall not, and hereby waives its rights to, file any notice or other instrument against the Property or any portion thereof in connection herewith., other than a Permitted Notice. If Purchaser fails to comply with the terms hereof by recording or attempting to record this Agreement or a notice thereof (other than a Permitted Notice), such act shall not operate to bind or cloud the title to the Property. Seller shall, nevertheless, have the right forthwith to institute appropriate legal proceedings to have the same removed from record. If Purchaser or any agent, broker or counsel acting for Purchaser shall cause or permit this Agreement or a copy thereof to be filed in an office or place of public record (except for a Permitted Notice), Seller, at its option, and in addition to Seller’s other rights and remedies, may treat such act as a default of this Agreement on the part of the Purchaser. However, the filing of this Agreement in any lawsuit or other proceedings in which such document is relevant or material shall not be deemed to be a violation of this Section 11.11.

In the event that either party records this Agreement or any memorandum or notice thereof (except for a Permitted Notice), such party shall be in breach of this Agreement and the non-breaching party shall be entitled to pursue any and all remedies pursuant to this Agreement or as otherwise provided by law.

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11.12. Proper Execution. The submission by Seller to Purchaser of this Agreement in unsigned form shall be deemed to be a submission solely for Purchaser’s consideration and not for acceptance and execution. Such submission shall have no binding force and effect, shall not constitute an option, and shall not confer any rights upon Purchaser or impose any obligations upon Seller irrespective of any reliance thereon, change of position or partial performance. The submission by Seller of this Agreement for execution by Purchaser and the actual execution and delivery thereof by Purchaser to Seller shall similarly have no binding force and effect on Seller unless and until Seller shall have executed this Agreement and the Deposit shall have been received by the Title Company and a counterpart thereof shall have been delivered to Purchaser. Signatures of this Agreement transmitted by facsimile or via electronic mail (*.pdf or similar file types) shall be valid and effective to bind the party so signing. Each party upon request agrees to promptly deliver an execution original to this Agreement, any amendment thereto, or any notice sent via electronic mail with its actual signature to the other party, but a failure to do so shall not affect the enforceability of this Agreement, amendment or notice, it being expressly agreed that each party to this Agreement shall be bound by its own telecopied or electronically mailed signature in all instances and shall accept the telecopied or electronically mailed signature of the other party to this agreement.

11.13. Tax Protest. If, as a result of any tax protest or otherwise, any refund or reduction of any real property or other tax or assessment relating to the Property during the period for which, under the terms of this Agreement, Seller is responsible, Seller shall be entitled to receive or retain such refund or the benefit of such reduction, less equitable prorated costs of collection and any required reimbursements to tenants under the Leases.

11.14. Best Knowledge; Received Written Notice. Whenever a representation, warranty or other statement is made in this Agreement or in any document or instrument to be delivered at Closing pursuant to this Agreement, on the basis of the best of knowledge of Seller, or is qualified by Seller having received written notice, such representation, warranty or other statement is made with the exclusion of any facts disclosed by Seller to Purchaser or that otherwise become known by Purchaser during the pendency of this Agreement, and is made solely on the basis of the current, conscious, and actual, as distinguished from implied, imputed and constructive, knowledge on the date that such representation or warranty is made, without inquiry or investigation or duty thereof, of Belinda Flores, (the officer(s) of UBS Realty, having responsibility for the management and sale of the Property), without attribution to such specific officers of facts and matters otherwise within the personal knowledge of any other officers or employees of Seller or third parties, including but not limited to tenants and property managers of the Property, and excluding, whether or not actually known by such specific officers, any matter that is known to Purchaser at the time of Closing. So qualifying Seller’s knowledge shall in no event give rise to any personal liability on the part of Belinda Flores or any other officer or employee of any Seller Party.

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11.15. Survival and Limitation of Representations and Warranties.

(a) The representations and warranties of Seller set forth in this Agreement or any documents executed in connection herewith shall survive the Closing, but, any action, suit or proceeding brought by Purchaser against Seller under this Agreement or under any such documents shall be commenced and served, if at all, on or before the date which is nine (9) months after the date of Closing and, if not commenced and served on or before such date, thereafter shall be void and of no force or effect.

(b) Subject to Section 10.2, above, the aggregate liability of the Seller with respect to all claims arising in connection with the representations and warranties of Seller which survive the Closing and any other obligations of Seller which expressly survive Closing under this Agreement shall not exceed two percent (2%) of the Purchase Price (the “Cap”), and in no event shall any liability arise in connection therewith unless and except to the extent that the direct damages to Purchaser by reason of all such claims, collectively, exceed $50,000.00 (the “Floor”), in which event the full Floor may be recovered by Purchaser. The Floor and Cap are not applicable to costs and prorations under Section 6, Seller’s indemnity under Section 5.5, Seller’s liability for attorneys’ fees and costs under Section 11.7 and Seller’s fraud. In no event shall Seller be liable to Purchaser for any consequential, exemplary, punitive, or any other type of damages (other than direct damages) or for unrealized expectations or other similar claims in respect of any such claims, and in every case Purchaser’s recovery for any claims shall be net of any insurance proceeds and any indemnity, contribution, or other similar payment recovered or recoverable by Purchaser from any insurance company or other third party. Seller’s total liability with respect to a default by Seller for refusal or failure to convey the Property shall not be governed by this Section but shall instead be governed by the terms and provisions of Section 10.2 of this Agreement.

11.16. No Personal Liability. Any liability for participation in this transaction shall remain with Purchaser and Seller only and in no event shall there be any personal liability on the part of any officer, manager or employee of the parties, their partners or their constituent members or entities. This provision shall survive Closing or any termination of this Agreement.

11.17. Date of Agreement. All references to the date of this Agreement mean the Effective Date.

11.18. Date of Performance. If the date of performance of any obligation or the expiration of any time period provided herein should fall on a Saturday, Sunday or legal holiday, then said obligation shall be due and owing, and said time period shall expire, on the first day thereafter which is not a Saturday, Sunday or legal holiday. Any reference in this Agreement to a “business day” shall mean any day of the week other than a Saturday, Sunday or legal holiday. Except as may otherwise be set forth herein, any performance provided for herein shall be timely made if completed not later than 5:00 p.m. Denver, Colorado time on the day of performance.

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11.19. Waiver. Excuse or waiver of the performance by the other party of any obligation under this Agreement shall only be effective if evidenced by a written statement signed by the party so excusing or waiving. No delay in exercising any right or remedy shall constitute a waiver thereof, and no waiver by Seller or Purchaser of the breach of any covenant of this Agreement shall be construed as a waiver of any preceding or succeeding breach of the same or any other covenant or condition of this Agreement. All of the provisions of this Section 10.319 shall survive the Closing, or in the event that the Closing does not occur, any termination or cancellation of this Agreement.

11.20. Interpretation. This Agreement is the result of negotiations between the parties who are experienced in sophisticated and complex matters similar to the transaction contemplated by this Agreement and is entered into by both parties in reliance upon the economic and legal bargains contained herein and shall be interpreted and construed in a fair and impartial manner without regard to such factors as the party which prepared the Agreement, the relative bargaining powers of the parties or the domicile of any party. Seller and Purchaser are each represented by legal counsel competent of advising them of their obligations and liabilities hereunder. The presentation and negotiation of this Agreement shall not be construed as any offer by Seller to sell, or any offer by Purchaser to purchase, the Property or obligate either party unless and until this Agreement has been duly executed and delivered to both parties.

11.21. Public Disclosure. Following Closing, Purchaser and Seller shall have the right to announce the acquisition and sale of the Property in the media (including “tombstones”), provided that (i) each party shall consult with the other party with respect to any such notice or publication and implement any reasonable comments or objections of the other party, and (ii) the Purchase Price is not disclosed and neither party discloses the name of the other party, directly or indirectly without the consent of the other party, except as may be required by applicable law. Seller and Purchaser may also publicize the sale of the Property in the ordinary course of its business without disclosing the purchase price or the name of the other party, except as may be required by applicable law. The provisions of this Section shall survive Closing.

Neither party shall publicly disclose the terms of this transaction without the prior written consent of the other party, except as may be required by law or as required to enforce the terms and provisions hereof.

11.22. Governmental Approvals. Nothing in this Agreement shall be construed as authorizing Purchaser to apply for a zoning change, variance, subdivision map, lot line adjustment, or other discretionary governmental act, approval or permit with respect to the Property prior to Closing, and Purchaser shall not do so without the prior written approval of Seller, which approval may be withheld in Seller’s sole and absolute discretion. Purchaser also agrees not to submit any reports, studies or other documents, including without limitation, plans and specifications, impact statements for water, sewage, drainage or traffic, environmental review forms, or energy conservation checklists to any governmental agency, or any amendment or modification to any such instruments or documents prior to Closing, unless first approved in writing by Seller, which approval Seller may withhold in its sole, absolute discretion, provided, however, that Purchaser shall have the right without the consent of Seller to request a zoning

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confirmation letter or certificate from the City of Denver or Golden, as applicable. Purchaser’s obligation to purchase the Property shall not be subject to or conditioned upon Purchaser obtaining any variance(s), zoning amendment, subdivision map, lot line adjustment or other discretionary governmental act, approval or permit.

11.23. Purchaser Not a Successor of Seller. Purchaser is not and shall not be deemed to be a successor to Seller. Purchaser is acquiring only the Property and not an ongoing business enterprise.

11.24. Termination. Upon termination of this Agreement in accordance with its terms (and not as a result of a default by either party), neither party shall have any further rights or obligations or liabilities, except those rights and obligations arising under any sections of this Agreement which expressly survive termination of this Agreement. It is hereby agreed that, in addition to express statements of survivability, all references in this Agreement to Seller’s or Escrow Agent’s obligation to return the Deposit to Purchaser shall survive the termination of this Agreement.

11.25. Construction. As used herein, the words “include”, “including”, and similar terms shall be construed as if followed by the phrase “without limitation”. The recitals set forth above are true and correct and are hereby incorporated in their entirety.

11.26. No Third Party Beneficiary. This Agreement is not intended to give or confer any benefits, rights, privileges, claims, actions, or remedies to any person or entity as a third party beneficiary.

11.27. Copy and Electronic Signature. If the signature of Purchaser or Seller on this Agreement is not an ink-on-paper original, but is a mechanical or electronic reproduction (such as, including but not limited to, a photocopy, fax or pdf), then, such reproduction shall be as enforceable, valid, and binding as, and the legal equivalent to, an ink-on-paper original signature.

11.28. 1031 Exchange. Purchaser hereby acknowledges that Seller may complete this transaction by and in connection with a “1031 like-kind exchange” under the Internal Revenue Code of 1986, as amended, provided (i) the Closing shall not be delayed or affected by reason of the 1031 like-kind exchange nor shall the consummation or accomplishment of the 1031 like-kind exchange be a condition precedent or condition subsequent to either party’s obligations under this Agreement; (ii) the exchanging party shall effect the 1031 like-kind exchange through an assignment of this Agreement, or its rights under this Agreement, to a qualified intermediary; (iii) the non-exchanging party shall not be required to take an assignment of the purchase agreement for the relinquished property or be required to acquire or hold title to any real property for purposes of consummating the 1031 like-kind exchange. The non-exchanging party shall not, by this Agreement or acquiescence to the 1031 like-kind exchange, have its rights under this Agreement diminished in any manner or be responsible for compliance with or be deemed to have warranted that the 1031 like-kind exchange in fact complies with Internal Revenue Code of 1986, as amended. If Seller

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so elects, Purchaser agrees to cooperate with Seller and any qualified intermediary, at no additional cost or liability to Purchaser, in a manner necessary to complete the “1031 like-kind exchange” such that the sale hereunder may be entitled for tax-free treatment under Section 1031 of the Internal Revenue Code. In such case, Seller shall be permitted to assign its right, benefits and obligations hereunder to a qualified intermediary without prior consent of Purchaser and Purchaser agrees to execute acknowledgment of such assignment in connection therewith.

11.29. No Consequential or Punitive Damages. Neither party hereto shall be liable to the other party hereto for any consequential or punitive damages with respect to any breach of this Agreement

IN WITNESS WHEREOF, Purchaser and Seller have executed and delivered this Agreement as of the date set forth above.

[Signature pages follow this page.]

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SIGNATURE PAGE OF BROADWAY SELLER

TO PURCHASE AND SALE AND ESCROW AGREEMENT

BROADWAY SELLER:	6400 BROADWAY STREET INVESTORS LLC,
a Delaware limited liability company,

	By:	TPF Equity REIT Operating Partnership LP, its sole member

		By:	TPF Equity REIT Operating Partnership GP LLC, its general partner

			By:	/s/ Brian J. Cosentino
			Name:	Brian J. Cosentino
			Its:	Director

			By:	/s/ William P. Robertson
			Name:	William P. Robertson
			Its:	Executive Director

SIGNATURE PAGE OF TABLE MOUNTAIN SELLER

TO PURCHASE AND SALE AND ESCROW AGREEMENT

TABLE MOUNTAIN SELLER:
16600 TABLE MOUNTAIN PARKWAY INVESTORS LLC,
a Delaware limited liability company

	By:	TPF Equity REIT Operating Partnership LP, its sole member

		By:	TPF Equity REIT Operating Partnership GP LLC, its general partner

			By:	/s/ Brian J. Cosentino
			Name:	Brian J. Cosentino
			Its:	Director

			By:	/s/ William P. Robertson
			Name:	William P. Robertson
			Its:	Executive Director

SIGNATURE PAGE OF BRYANT STREET QUAD SELLER

TO PURCHASE AND SALE AND ESCROW AGREEMENT

BRYANT STREET QUAD SELLER:
2475 W. 2nd AVENUE INVESTORS LLC,
a Delaware limited liability company

	By:	TPF Equity REIT Operating Partnership LP, its sole member

	By:	TPF Equity REIT Operating Partnership GP LLC, its general partner

		By:	/s/ Brian J. Cosentino
		Name:	Brian J. Cosentino
		Its:	Director

		By:	/s/ William P. Robertson
		Name:	William P. Robertson
		Its:	Executive Director

SIGNATURE PAGE OF PURCHASER

TO PURCHASE AND SALE AGREEMENT

PURCHASER:	NR DENVER INDUSTRIAL PORTFOLIO LLC,
a Delaware limited liability company

	By:	Nuveen Global Cities REIT OP, LP, a Delaware limited partnership, its Sole Member

		By:	TH Real Estate Global Cities Advisors LLC, a Delaware limited liability company, its Investment Advisor

			By:	/s/ Andrew Pyke
Printed name: Andrew Pyke
			Its:	Authorized Signer

Joinder of Guarantor

By its execution below, TPF Equity REIT Operating Partnership LP, a Delaware limited partnership (the “Fund”) and the indirect owner of Seller, hereby covenants and agrees that (i) it shall cause Seller to comply with its obligations under Section 11.15(b) of the Agreement and (ii) the assets of the Fund shall be available to satisfy the obligations of Seller in Section 11.15(b) of the Agreement; provided, that in no event shall the aggregate liability of the Fund exceed the Cap. The Cap is not applicable to costs and prorations under Section 6, Seller’s indemnity under Section 5.5, Seller’s liability for attorneys’ fees and costs under Section 11.7 and Seller’s fraud. The provisions of this Joinder of Guarantor shall survive the Closing.

TPF Equity REIT Operating Partnership LP, a Delaware limited partnership

By:	TPF Equity REIT Operating Partnership GP LLC, its general partner

	By:	/s/ William P. Robertson
	Name:	William P. Robertson
	Its:	Executive Director

	By:	/s/ Brian J. Cosentino
	Name:	Brian J. Cosentino
	Its:	Director

A fully executed copy of this Agreement has been received by the Title Company this 18th day of December, 2017, and by execution hereof the Title Company hereby covenants and agrees to be bound by the terms of this Agreement and hereby covenants and agrees to enter into a designation agreement, if required.

First American Title - National Commercial Service

By:	/s/ Jill Sharif
Printed name: Jill Sharif
Its:	National Business Develop

List of Exhibits

Exhibit 1.1.1	Legal Description

Exhibit 1.1.3	Inventory of Personal Property

Exhibit 3.1.2	Insurance Requirements

Exhibit 3.4	Form of Tenant Estoppel Certificate

Exhibit 9.3.1	Form of Special Warranty Deed

Exhibit 9.3.2	Form of Bill of Sale

Exhibit 9.3.3	Form of Assignment and Assumption of Leases

Exhibit 9.3.4	Form of Assignment and Assumption of Contracts

Exhibit 9.3.5	Form of Assignment of Warranties and Guarantees

Exhibit 9.3.7	Form of FIRPTA Certificate

Exhibit 9.8	Form of Notice to Utility Company

Exhibit 9.9	Notice to Tenants

Exhibit 9.3.16	Intentionally Deleted

Exhibit 9.3.17	Owner’s Affidavit

Schedule 5.1.5	Leases

Schedule 5.1.5-1	Tenant Defaults

Schedule 5.1.6	Leasing Costs

Schedule 5.1.7	Contracts

Schedule 5.1.8	Rent Roll

Schedule 5.1.9	Litigation

EXHIBIT 1.1.1

LEGAL DESCRIPTION

BROADWAY

Real property in the City of Denver, County of Adams, State of Colorado, described as follows:

Plot 4, North Broadway Gardens,

Except that portion conveyed to State Department of Highways in document recorded February 25, 1980 in Book 2432 at page 558 in the Adams County records,

Except that portion conveyed to Metro Wastewater Reclamation District in instrument recorded February 8, 1991 in Book 3750 at Page 92 in the Adams County records,

And Except that portion conveyed to Colorado State Department of Transportation in instrument recorded October 7, 1991 in Book 3823 at Page 420 in the Adams County records,

County of Adams, State of Colorado. APN: 0182503403006

Exhibit 1.1.11 - 1

TABLE MOUNTAIN LEGAL

Real property in the City of Golden, County of Jefferson, State of Colorado, described as follows:

Parcel One:

Lot 14A, Coors Technology Center Replat A Exemption Survey No. 7, according to the map thereof recorded August 29, 1996 at Reception No. F0293721, County of Jefferson, State of Colorado.

Parcel Two:

Non-exclusive easement for common area purposes as more particularly described in that certain Common Access Easement Agreement recorded April 7, 1998 at Reception No. F0587507, County of Jefferson, State of Colorado.

Parcel Three:

The Benefits as described in that certain Restrictive Covenant recorded October 22, 1996 at Reception No. F0318807, County of Jefferson, State of Colorado.

Parcel Four:

Non-exclusive easement for Railroad Trackage, as more particularly described in that certain Grant of Railroad Track Easement recorded January 12, 1999 at Reception No. F0776750, and as further affected by Affidavit recorded January 26, 2007 at Reception No. 2007010521, County of Jefferson, State of Colorado.

APN: 30-243 -01-009

Exhibit 1.1.11 - 2

BRYANT STREET QUAD LEGAL

Real property in the City of Denver, County of Denver, State of Colorado, described as follows:

Parcel One:

All that part of the North half of the Southeast Quarter of the Northeast Quarter of Section 8, Township 4 South, Range 68 West of the 6th P.M., in the City and County of Denver, State of Colorado, described as follows:

Commencing at the intersection of the Easterly line of Bryant Street with the Northerly line of West 2nd Avenue;

Thence along said Northerly line, Easterly 350.9 feet to the Southeast corner of that tract of land conveyed to Jack D’Domenico by Deed recorded November 12, 1910, in Book 2147 at Page 432, and the Southwest corner of that tract of land designated in Parcel No. 1 in Ordinance No. 292, Series of 1971 of the City and County of Denver recorded July 30, 1971, in Book 360 at Page 667;

Thence along the Westerly line of said Parcel No, 1 and parallel with the Easterly line of Bryant Street, Northerly 10 feet to the Northwest corner of said Parcel No. 1 being the True Point of Beginning;

Thence continuing Northerly, parallel with the Easterly line of Bryant Street, 276.73 feet;

Thence Westerly on an angle to the left of 89°56’33”, parallel with the Southerly line of West 4th Avenue, 210.9 feet;

Thence Northerly on an angle to the right of 90°03’, parallel with the Easterly line of Bryant Street, 333.97 feet, more or less, to the Southerly line of West 4th Avenue;

Thence on an angle to the right of 89°57’ Easterly along said Southerly line, 666.65 feet, more or less, to the East line of the aforesaid Section 8;

Thence Southerly on an angle to the right of 90°02’31”, along said East line, 333.97 feet, more or less, to the Northeast corner of that tract of land conveyed to Edwin W. McLain and Pearl M. McLain by Deed recorded August 12, 1969, in Book 70 at Page 666;

Thence Westerly on an angle to the right of 89°53’03” parallel with the aforesaid Northerly line of West 2nd Avenue, 140 feet;

Thence Southerly on an angle to the left of 89°53’03” parallel with the East line of said Section 8,274.74 feet, more or less, to the Northerly line of the aforesaid Parcel 1;

Exhibit 1.1.11 - 3

Thence Westerly on an angle to the right of 89°53’03”, along said Northerly line 315.82 feet, more or less, to the True Point of Beginning,

City and County of Denver, State of Colorado.

Parcel Two:

A non-exclusive easement for pedestrian, motor vehicular access as contained in that certain Declaration of Easement recorded May 27, 1971, in Book 328 at Page 568.

APN: 0508400048000

Exhibit 1.1.11 - 4

EXHIBIT 1.1.3

INVENTORY OF PERSONAL PROPERTY

None.

Exhibit 1.1.3

EXHIBIT 3.1.2

INSURANCE REQUIREMENTS

I.	Prior to performing any Assessment activities, Purchaser and all Purchaser’s consultants, engineers and any environmental consultant and any subcontractor thereof (and any other agent, contractor or consultant of Purchaser performing Assessment activities) shall have and maintain in forms and with companies reasonably acceptable to Owner at least the following insurance coverage:

A.	Workers’ Compensation and Employers’ Liability

1.	Statutory requirement in states where operating, to include all areas involved in operations covered under this Agreement.

2.	Coverage “B” - Employers’ Liability - $100,000 Bodily Injury by accident - each accident; $100,000 Bodily Injury by disease - each employee; $500,000 disease policy limit.

B.	General Liability Insurance

1.	Standard Commercial General Liability policy form on an occurrence basis including Premises/Operations Liability, Broad Form Contractual Liability, Blanket Owner’s and Contractors Liability and Products/Completed Operations Liability and the explosion, collapse and underground (xcu) exclusions eliminated.

2.	Limits of Liability: One Million Dollars ($1,000,000) Per Occurrence and Two Million Dollars ($2,000,000) Products Completed Operations and General Aggregates.

C.	Automobile Liability Insurance

1.	Comprehensive Automobile form, including all Owned, Non-Owned and Hired Vehicles.

2.	Limits of Liability: Bodily Injury, $1,000,000 each person, $1,000,000 any one accident or loss.

II.	Additional Requirements

A.	Except where prohibited by law, all insurance policies shall provide that the insurance companies waive the rights of recovery or subrogation against the Seller, its agents, servants, invitees, employees, affiliated companies, contractors, subcontractors, and their insurers.

Exhibit 3.1.2-1

B.	Such insurance shall not be subject to cancellation except upon thirty (30) days’ prior written notice to Seller.

C.	All insurance required hereunder shall be with such insurance companies as are reasonably satisfactory and acceptable to Seller. Prior to commencement of the Assessment, Purchaser shall deliver to Seller for its inspection all insurance certificates for coverage required hereunder or such other evidence of compliance with the foregoing insurance requirements as is required by, and satisfactory and acceptable to, Seller.

D.	Seller, its parent, subsidiaries, affiliates, investment advisors, property managers or designees, and its and their officers, directors, and employees shall be named as additional insured under the General Liability, Automobile Liability insurance policies required to be maintained by Purchaser’s consultants and/or any subcontractor thereof.

E.	All Insurance coverage maintained by Purchaser and Purchaser’s consultants and any subcontractor thereof shall be primary and not contributing with any insurance maintained by Seller.

Exhibit 3.1.2-2

EXHIBIT 3.4

FORM OF TENANT ESTOPPEL CERTIFICATE

To:	[Insert Name and Address of Purchaser]

and	[Insert Name of Seller]

10 State House Square, 15th

Floor Hartford, CT 06103-3604

Re:	[Insert Property Address and Tenant Suite Number]

The undersigned,                                 , a                          (“Tenant”), is the Tenant under that certain Lease dated                     , executed by Tenant and                          (“Landlord”), [as amended by that certain First Amendment to Lease dated                     ,] [that certain Second Amendment to Lease dated                     ,] [and that certain Third Amendment to Lease dated                     ] ([as amended, collectively,] the “Lease”). Pursuant to the Lease, Tenant leases [a portion of] that certain property located at                              (the “Leased Premises”), and more particularly described in the Lease (the “Property”).

Tenant hereby certifies as follows:

1. The list of documents constituting the Lease set forth in the introductory paragraph hereof is true, correct and complete. The Lease is in full force and effect and has not been modified, supplemented or amended, except as set forth in the introductory paragraph hereof.

2. Tenant is in actual occupancy of the Premises under the Lease and Tenant has accepted the same. Landlord has performed all obligations under the Lease to be performed by Landlord, including, without limitation, completion of all tenant work required under the Lease and the making of any required payments or contributions therefor. Tenant is not entitled to any further payment or credit for tenant work.

3. The initial term of the lease commenced                              and shall expire                             . Tenant has the following rights to renew or extend the term of the Lease or to expand the Premises:                                              .

4. Tenant has not paid any rentals or other payments more than one (1) month in advance except as follows:                         .

5. Base rent payable under the Lease is                 . Base rent and additional rent have been paid through December 2017. There currently exists no claims, defenses, rights of set-off or abatement to or against the obligations of Tenant to pay base rent or additional rent or relating to any other term, covenant or condition under the Lease.

Exhibit 3.4-1

6. There are no concessions, bonuses, free months’ rent, rebates or other matters affecting the rentals except as follows:                 .

7. No security or other deposit has been paid with respect to the Lease except as follows:

8. Landlord is not currently in default under the Lease and there are no events or conditions existing which, with or without notice or the lapse of time, or both, could constitute a default of the Landlord under the Lease or entitle Tenant to offsets or defenses against the prompt payment of rent except as follows:                                                  . Tenant is not in default under any of the terms and conditions of the lease nor is there now any fact or condition which, with notice or lapse of time or both, will become such a default.

9. Tenant has not assigned, transferred, mortgaged or otherwise encumbered its interest under the lease, nor subleased any of the Premises nor permitted any person or entity to use the Premises except as follows:                                              .

10. Tenant has no rights of first refusal or options to purchase the Property of which the Premises is a part.

11. Tenant is not the subject of any bankruptcy or other insolvency proceeding or action.

12. The Lease represents the entire agreement between the parties with respect to Tenant’s right to use and occupy the Premises.

Tenant acknowledges that the parties to whom this certificate is addressed will be relying upon this certificate in connection with their acquisition and/or financing of the Property.

Exhibit 3.4-2

IN WITNESS WHEREOF, Tenant has caused this certificate to be executed this      day of                     , 201    .

“TENANT”

By:
Name:
Title:

Exhibit 3.4-3

EXHIBIT 9.3.1

SPECIAL WARRANTY DEED

THE STATE OF COLORADO	§

	§	KNOW ALL BY THESE PRESENTS:

COUNTIES OF [DENVER/ADAMS/JEFFERSON]	§

THAT,                                                                      , a                      limited liability company (hereinafter referred to as “Grantor”), whose address is                                     , for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which consideration are hereby acknowledged, has GRANTED, SOLD AND CONVEYED and by these presents does GRANT, SELL AND CONVEY unto                                                                      , a                      (herein referred to as “Grantee”), whose address is                                                                       the land described on Exhibit A attached hereto and incorporated herein (the “Land”), together will all improvements thereon, and all and singular the hereditaments and appurtenances thereto belonging, or in anywise appertaining, and the reversion and reversions, remainder and remainders thereof, and all the estate, right, title, interest, claim and demand whatsoever of the Grantor, either in law or equity, of, in and to the Land, including without limitation, all of Grantor’s right, title and interest in and to any alleys, strips or gores adjoining the Land, any easements, rights-of-way or other interest in, on, under or to, any land, highway, street, road, right-of-way or avenue, open or proposed, in, on, under, across, in front of, abutting or adjoining the Land, awards for damages thereto by reason of a change of grade thereof, the accessions, appurtenant rights, privileges, mineral and surface rights affecting or appurtenant to the Land and all of the estate and rights of Grantor in and to the Land, as applicable or otherwise appertaining to any of the property described above (collectively, the “Property”).

SUBJECT, HOWEVER, to the encumbrances referred to on Exhibit “B” attached hereto (the “Permitted Encumbrances”).

TO HAVE AND TO HOLD the above described Property (subject to the Permitted Encumbrances), together with any and all the rights and appurtenances thereto in anywise belonging to Grantor, unto the said Grantee, its legal representatives, successors and assigns FOREVER; and Grantor does hereby bind itself and its legal representatives, successors and assigns to WARRANT AND FOREVER DEFEND all and singular the Property, subject to the Permitted Encumbrances, unto the said Grantee, its successors, legal representatives and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof, by, through or under Grantor, but not otherwise.

Exhibit 9.3.1-1

[SIGNATURE PAGE CONTINUES ON NEXT PAGE.]

EXECUTED the      day of                     , 2017.

SELLER:

By:	,
its sole member

By:
its general partner

By:

Name:

Its:

STATE OF CONNECTICUT	)
	)	ss
COUNTY OF HARTFORD	)

On this      day of                     , 201    , before me personally appeared                              who acknowledged himself/herself to be the                          of TPF Equity REIT Operating Partnership GP LLC, as general partner of TPF Equity REIT Operating Partnership LP, as sole member of [Insert LLC ownership entity], a Delaware limited liability company, and that he/she, being authorized so to do, executed the foregoing instrument for the purposes therein contained as his/her and its free act and deed, by signing the name of the

limited liability company by himself/herself as                         .

IN WITNESS WHEREOF, I have hereunto set my hand

Notary Public

My Commission Expires:
Printed Name of Notary:

[NOTARY SEAL

Exhibit 9.3.1-2

STATE OF CONNECTICUT	)
	)	ss
COUNTY OF HARTFORD	)

On this      day of                     , 201    , before me personally appeared                          who acknowledged himself/herself to be the                          of TPF Equity REIT Operating Partnership GP LLC, as general partner of TPF Equity REIT Operating Partnership LP, as sole member of [Insert LLC ownership entity], a Delaware limited liability company, and that he/she, being authorized so to do, executed the foregoing instrument for the purposes therein contained as his/her and its free act and deed, by signing the name of the limited liability company by himself/herself as                     .

IN WITNESS WHEREOF, I have hereunto set my hand

Notary Public

My Commission Expires:
Printed Name of Notary:

[NOTARY SEAL

Exhibit 9.3.1-3

EXHIBIT 9.3.2

BILL OF SALE

For valuable consideration, the receipt and sufficiency of which is hereby acknowledged, [NAME OF SELLER - all caps], a [Seller State of Formation and type of entity, e.g., a Delaware limited liability company] (the “Seller”), hereby conveys to [NAME OF PURCHASER - all caps], a [Purchaser Type of Entity] (the “Purchaser”), all of Seller’s right, title and interest in and to those certain items of personal property (the “Personal Property”) relating to certain real property known as [Name of Property - initial caps only] and located at [Street Address of Property - initial caps only], [City of Property - initial caps only], [State of Property - initial caps only] more particularly described on Exhibit A attached hereto and made a part hereof.

The “Personal Property” expressly excludes the following: (i) all items of personal property owned by tenants, subtenants, independent contractors, business invitees and utilities; and (ii) all cash on hand, checks, money orders, prepaid postage in postage meters, accounts receivable and claims arising prior to the Closing. This Bill of Sale is given by Seller and accepted by Purchaser with no warranties, express or implied.

Seller has not made and does not make any express or implied warranty or representation of any kind whatsoever with respect to the Personal Property, including but not limited to: title; merchantability of the Personal Property or its fitness for any particular purpose; the design or condition of the Personal Property; the quality or capacity of the Personal Property; workmanship or compliance of the Personal Property with the requirements of any law, rule, specification or contract pertaining thereto; patent infringement or latent defects. Purchaser accepts the Personal Property on an “AS IS, WHERE IS” basis.

IN WITNESS WHEREOF, Seller has caused this instrument to be executed and delivered as of this      day of                     , 2017.

[NAME OF SELLER - all caps]

a

By:

Printed name:

Its:

Exhibit 9.3.2

EXHIBIT 9.3.3

ASSIGNMENT AND ASSUMPTION OF LEASES

For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, [NAME OF SELLER - all caps], a [Seller State of Formation and type of entity, e.g., a Delaware limited liability company] (the “Assignor”), hereby assigns, transfers and delegates to [NAME OF PURCHASER - all caps], a [Purchaser Type of Entity] (the “Assignee”), and Assignee hereby agrees to assume and accept the assignment and delegation of all of Assignor’s right, title and interest in and to the landlord’s rights and obligations under the leases described on Exhibit A attached hereto (collectively, the “Leases”) relating to the property known as [Name of Property - initial caps only] and more particularly described on Exhibit B attached hereto.

By accepting this Assignment and by its execution hereof, Assignee assumes the payment and performance of, and agrees to pay, perform and discharge, all the debts, duties and obligations to be paid, performed or discharged first accruing on and after the date hereof, by the “landlord” or the “lessor” under the terms, covenants and conditions of the Leases and compliance with the terms of the Leases relating to tenant improvements and security deposits.

If any litigation between Assignor and Assignee arises out of the obligations of the parties under this Assignment or concerning the meaning or interpretation of any provision contained herein, the losing party shall pay the prevailing party’s costs and expenses of such litigation including, without limitation, reasonable attorneys’ fees.

This Agreement may be executed and delivered in any number of counterparts, each of which so executed and delivered shall be deemed to be an original and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment effective as of this      day of                     , 2017.

ASSIGNOR:

[NAME OF SELLER - all caps]

a

By:

Printed name:

Its:

Exhibit 9.3.3-1

ASSIGNEE:

[NAME OF PURCHASER - all caps]

a

By:

Printed name:

Its:

Exhibit 9.3.3-2

EXHIBIT B TO SCHEDULE 9.3.3

PROPERTY DESCRIPTION

Exhibit 9.3.3-3

EXHIBIT 9.3.4

ASSIGNMENT AND ASSUMPTION OF CONTRACTS

In consideration of One Dollar and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, [NAME OF SELLER - all caps], a [Seller State of Formation and type of entity, e.g., a Delaware limited liability company] (the “Assignor”), hereby assigns to and delegates [NAME OF PURCHASER - all caps], a [Purchaser Type of Entity] (the “Assignee”), with an office and place of business at [STREET ADDRESS OF PURCHASER - initial caps only], [CITY, STATE OF PURCHASER - initial caps only], and Assignee hereby assumes and accepts the assignment and delegation of all of Assignor’s right, title and interest in and to the contracts described on Exhibit A attached hereto (the “Contracts”) relating to certain real property known as [Name of Property - initial caps only] and located at [Street Address of Property - initial caps only], [City of Property - initial caps only], [State of Property - initial caps only] more particularly described on Exhibit B attached hereto, and Assignee hereby accepts such assignment.

By accepting this Assignment and by its execution hereof, Assignee assumes the payment and performance of, and agrees to pay, perform and discharge, all the debts, duties and obligations to be paid, performed or discharged under the Contracts first accruing on and after the date hereof.

If any litigation between Assignor and Assignee arises out of the obligations of the parties under this Assignment or concerning the meaning or interpretation of any provision contained herein, the losing party shall pay the prevailing party’s costs and expenses of such litigation including, without limitation, reasonable attorneys’ fees.

This Agreement may be executed and delivered in any number of counterparts, each of which so executed and delivered shall be deemed to be an original and all of which shall constitute one and the same instrument.

Exhibit 9.3.4-1

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment effective as of this      day of                     , 2017.

ASSIGNOR:

[NAME OF SELLER - all caps]

a

By:

Printed name:

Its:

ASSIGNEE:

[NAME OF PURCHASER - all caps]

a

By:

Printed name:

Its:

Exhibit 9.3.4-2

EXHIBIT A TO SCHEDULE 9.3.4

Contracts

Exhibit 9.3.4-3

EXHIBIT B TO SCHEDULE 9.3.4

Property Description

Exhibit 9.3.4-4

EXHIBIT 9.3.5

ASSIGNMENT OF WARRANTIES AND GUARANTEES, INTANGIBLE PERSONAL

PROPERTY AND APPROVALS

THIS AGREEMENT is made as of the      day of                     , 201    , between [NAME OF SELLER—all caps], a [Seller State of Formation and type of entity, e.g., a Delaware limited liability company] (the “Assignor”), and [NAME OF PURCHASER - all caps], a [Purchaser Type of Entity] (the “Assignee”).

R E C I T A L S :

Assignee has this day acquired from Assignor certain interests in land, buildings and improvements more particularly described on Exhibit A attached hereto and made a part hereof (the “Property”).

In consideration of the acquisition of the Property by Assignee and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Assignor hereby assigns, transfers and sets over unto Assignee and Assignee hereby accepts from Assignor all of Assignor’s right, title and interest in and to (i) all transferable warranties and guarantees, if any, with respect to the improvements located on the Property or any repairs or renovations to such improvements and any personal property conveyed to Assignee by Assignor in connection with the Property, and (ii) all Intangible Personal Property and Approvals as such terms are defined in that certain Purchase and Sale and Escrow Agreement dated                     , 2017, between 6400 Broadway Street Investors LLC, a Delaware limited liability company, 2475 W. 2nd Avenue Investors LLC, a Delaware limited liability company, and 16600 Table Mountain Parkway Investors LLC, a Delaware limited liability company, and Purchaser.

IN WITNESS WHEREOF, Assignor has caused this instrument to be executed as of the date above written.

[NAME OF SELLER - all caps]

a

By:

Printed name:

Its:

Exhibit 9.3.5

EXHIBIT 9.3.7

CERTIFICATE PURSUANT TO FOREIGN INVESTMENT

AND REAL PROPERTY TAX ACT

TPF Equity REIT Operating Partnership LP (“Member”) is the sole owner of                                 , a                                  (“Seller”). Seller, a disregarded entity for U.S. tax purposes, is the transferor of certain real property more particularly described on Exhibit A attached hereto.

Section 1445 of the Internal Revenue Code of 1986 (the “Code”) provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. For U.S. tax purposes (including Section 1445 of the Code), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity. To inform the transferee that withholding of tax will not be required in connection with the disposition of the Property pursuant to that certain Purchase and Sale and Escrow Agreement between                                 , [a                    ] of [Address] (“Purchaser”), and Seller, the undersigned certifies the following on behalf of Member:

(1) Member is not a foreign corporation, foreign partnership, foreign trust or foreign estate, as those terms are defined in the Code and the regulations promulgated thereunder;

(2) Member is not a disregarded entity as defined in Code §1.1445-2(b)(2)(iii).

(3) Member’s U.S. employer identification number is                         , and

(4) Member’s address is: 10 State House Square, 15th Floor Hartford, CT 06103-3604.

This Certificate may be disclosed to the Internal Revenue Service and any false statement contained herein could be punished by fine, imprisonment, or both.

Under penalties of perjury I declare that I have examined this Certificate and, to the best of my knowledge and belief, it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Member.

Exhibit 9.3.7

SELLER:	TPF Equity REIT Operating Partnership LP,

    its sole member

By:	TPF Equity REIT Operating Partnership GP LLC, its general partner

By:

Name:

Its:	Executive Director

By:

Name:

Its:

Exhibit 9.3.7

EXHIBIT 9.8

NOTICE TO UTILITY COMPANY

                    , 2017

RE:	[NAME OF PROPERTY - all caps]

[STREET ADDRESS OF PROPERTY - all caps]

[CITY AND STATE OF PROPERTY - all caps]

You are hereby notified and advised that [NAME OF PURCHASER - all caps] (“Purchaser”) has purchased and acquired from [NAME OF SELLER - all caps] all right, title and interest in and to [Name of Property] (“Property”).

In accordance with the foregoing, you are hereby notified that all future invoices, bills, correspondence, and notices relating to the Property, should be delivered to Purchaser at the following address: [Fill in Address].

Very truly yours,

[NAME OF PROPERTY MANAGER - all caps]

By:

Name:

Its:

[Property Manager Street Address, City and State]

[NAME OF PURCHASER - all caps]

a

By:

Name:

Its:

[Purchaser Street Address, City and State]

Exhibit 9.8

EXHIBIT 9.9

NOTICE TO TENANTS

                    , 2017

Re:	Notice of Change of Ownership of

[Insert Name and Address of Property]

Ladies and Gentlemen:

You are hereby notified as follows:

1. That as of the date hereof,                          has transferred, sold, assigned, and conveyed all of its interest in and to the above-described property, (the “Property”) to                          (the “New Owner”).

2. Future notices and rental payments with respect to your leased premises at the Property should be made to the New Owner in accordance with your lease terms at the following address:

[Name of Property]

[Attn:                          (Telephone #:                         )]

[Street Address]

[City, State & Zip]

3. The New Owner shall be responsible for holding your security deposit in accordance with the terms of your lease.

[REMAINDER OF PAGE INTENTIONALLY BLANK]

Exhibit 9.9-1

Sincerely,

[NAME OF PROPERTY MANAGER – ALL CAPS]

By:

Name:

Its:

[NAME OF PURCHASER – ALL CAPS]

, a

By:

Name:

Its:

Exhibit 9.9-2

Exhibit 9.3.16

Intentionally Deleted

Exhibit 9.3.16 - 1

Exhibit 9.3.17

Owner’s Affidavit

STATEMENT OF SELLER

SELLER’S NAME:
ADDRESS:	c/o UBS Realty Investors LLC
10 State House Square, 15th Floor
Hartford, Connecticut 06103-3604

BUYER’S NAME:

To:	(“Title Company”)

Re:

THE UNDERSIGNED HEREBY STATES THAT:

1.	A. Seller has no knowledge of any repairs or alterations on said Property during the 120 days preceding the date hereof, which have not been paid for, except as follows:

B.	If none, check here ( )

2.	No proceedings in bankruptcy or receivership have been instituted by or against Seller which are now pending, nor has Seller made any assignment for the benefit of creditors.

3.	Seller is authorized to do business in the States of Delaware and and is in good standing in the State of .

4.	There are no parties in possession at the Property except for the tenants set forth on the attached Exhibit A.

5.	The undersigned makes this statement for the purpose of inducing the Title Company to issue to the purchaser an owner’s title insurance policy insuring title to said Property.

Schedule 9.3.17 - 1

SIGNATURE PAGE OF SELLER TO STATEMENT OF SELLER

SELLER:

By:	TPF Equity REIT Operating Partnership LP,
a Delaware limited partnership,
its sole member

	By:	TPF Equity REIT Operating Partnership
GP LLC,
a Delaware limited liability company,
its general partner

By:
Name:
		Its:	Executive Director

Schedule 9.3.17 - 2

Schedule 5.1.5

Leases

	16600 Table Mountain Parkway		Execution Date
Suite	Tenant:
01A	Transportation Management Services, Inc
		Original Lease	5/15/2006
		Amendment 1	11/14/2006
		Amendment 2	8/31/2012
		Amendment 3	10/23/2012
		Amendment 4	11/4/2014
		Amendment 5	2/23/2017
01B	Ball Metal Beverage Container Corp.
		Original Lease	1/1/2005
		Amendment 1	10/19/2006
		Amendment 2	9/4/2009
		Amendment 3	12/20/2012
		Amendment 4	3/31/2016
		Amendment 5	12/27/2016
	6400 Broadway		Execution Date
Suite	Tenant:
6-9	Bridgewater, LLC		3/27/2009
		Amendment 1	6/22/2015
		Amendment 2	11/16/2015
10-11	Growers Organic, LLC		9/1/2010
		Amendment 1	9/1/2010
		Amendment 2	3/6/2012
		Amendment 3	4/12/2017
		Amendment 4	5/16/2017
1	Legacy Mechanical, Inc.		4/28/2017
	Bryant Street Quad		Execution Date
Suite	Tenant:
03-35	Colorado Delta Mechanical, Inc.		8/1/2013
01-03	CW Express, LLC		11/5/2013
	Sublease: Exquisite Kitchen Design		2/22/2016
04-51	Decorative Materials International, LTD.		3/7/2017
02-16,18,20,22	Denver Bouldering Club		3/2012
		Amendment 1	3/6/2013
		Amendment 2	6/22/2016
03-36	Eagle Ridge Equipment		6/1/2014

Schedule 5.1.5

02-28	Elite Logistics, Inc.	4/3/2017
02-22	Iron Edison Battery Company	4/28/2017
02-40,44	Movemasters, Inc.	6/10/2015
	Amendment 1	7/29/2015
	Amendment 2	11/20/2015
02-48	One Stop Parts Source, LLC	5/5/2010
	Amendment 1	11/10/2015
03-33	Process Measurement Company	11/1/2011
	Amendment 1	8/12/2015
03-30	Steven C. Romero d/b/a Office Tech, LLC	12/1/2012
	Amendment 1	10/28/2015
01-07	Swanson Services Corporation	12/8/2008
	Amendment 1	5/21/2013
01-05	Total Renal Care, Inc.	2/1/2013
	Amendment 1	10/26/2017
01-01	VerandaBlue, LLC	1/25/2016
03-10	Veritiv Operating Company	6/22/2016

Schedule 5.1.5

Schedule 5.1.5 - 1

TENANT DEFAULTS

1.	Colorado Delta Mechanical, Inc. - Bankruptcy

2.	Grower’s Organic, LLC – Bankruptcy
Final Decree Dated November 28, 2017

Schedule 5.1.5 - 1

Schedule 5.1.6

Leasing Costs

Total Renal Care: (Seller Cost)

1st half commission (inside and outside broker) to be paid in 2017: $23,848

2nd half commission to be paid at commencement in 2018: $23,848

TI: will not be completed and paid for by YE, to be paid in 2018: $31,190

Exquisite Kitchen: (Purchaser Cost)

1st half and 2nd half commission to be paid in 2018: $14,431

Schedule 5.1.6 - 1

Schedule 5.1.7

Contracts

6400 Broadway

Title	Category
6400 Broadway_FLS Detection_2017	FLS - Fire Detection
6400 Broadway - Snow Removal - 2017-2018	Grounds - Snow Removal
6400 - Awnings Repairs - American Awning Co - 2017	Exterior - Awnings, Flags, and Canopies
6400 - Engineering Services - North Star - 2017	General - Engineering/Maintenance Services
6400 Broadway_Lighting_2017	Electrical - Lighting
6400 Broadway_HVAC Preventative Maintenance_2017	HVAC - Preventative Maintenance/Service
6400 Broadway_Snow Removal_2017	Grounds - Snow Removal
6400 Broadway_FLS Detection_2017	FLS - Fire Detection
6400 Broadway_Day Porter and Sweeping_2017	Cleaning - Janitorial Services
6400 Broadway_Landscape_2017	Grounds - Exterior Landscaping

Table Mountain Parkway

Title	Category

TMP - Storm Drain - 2017	Plumbing - Services

Table Mountain - Snow Removal - 2017-2018	Grounds - Snow Removal

Table Mountain - Engineering Services - North Star - 2017	General - Services Engineering/Maintenance

16600 Table Mountain_Snow Removal_2017	Grounds - Snow Removal

16600 Table Mountain_Roof Maintenance	Exterior - Roof Maintenance/Replacement

16600 Table Mountain_Parking Sweeping	Parking - Sweeping

16600 Table Mountain_Lighting_2017	Electrical - Lighting

16600 Table Mountain_Exterior Landscape_2017	Grounds - Exterior Landscaping

Bryant Street Quad

Title	Category

BSQ - Infrared Patching - 2017	Asphalt Concrete Repairs/Replacement
BSQ - Energy Star Consulting - 2017	Professional Services - Consultants
BSQ - Snow Removal - 2017-2018	Grounds - Snow Removal
BSQ - Engineering Svcs - North Star - 2017	General - Engineering/Maintenance Services
Bryant Quad_Pest Control_2017	General - Pest Control
Bryant Quad_Roof Maintenance 2017	Exterior - Roof Maintenance/Replacement
Bryant Quad_Snow Removal_2017	Grounds - Snow Removal
BSQ - Sweeping - 2017	Parking - Sweeping
Bryant Quad_Bldg’s 1-4 HVAC Preventative Maintenance_2017	HVAC - Preventative Maintenance/Service

Schedule 5.1.7 - 1

Schedule 5.1.8

Rent Roll

Database: MRI_UMB Bldg Status: All 6400 Broadway Street						Rent Roll 6400 Broadway Street 11/30/2017								Page: Date: Time:	1 11/17/2017 10.50 AM
				GLA		Monthly	Annual	Monthly		Expense	Monthly	Future Rent Increases
Bldg Id Suit Id	Occupant Name	Rent Start	Expiration	Sqft		Base Rent	Rate PSF	Cost Recovery		Stop	Other income	Cat	Date	Monthly Amount	PSF
Occupied Suites
HBGDO11-5	Legacy Mechanical, Inc.	5/1/2017	10/31/2024	32,023		18,078.58	6.05	[7,966.07	]			RNT	11/1/2018	18,622.30	0.65
												RNT	11/1/2019	18,106.01	7.05
												RNT	11/1/2020	19,764.10	7.27
												RNT	11/1/2021	20,335.00	7.48
												RNT	11/1/2022	20,900.28	7.71
												RNT	11/1/2023	21,585.55	7.94
HBGDO111	Growers Organic, LLC	8/15/2009	7/31/2023	12,707		7,308.53	6.90	3,101.75				RNT	8/1/2018	7,528.60	7.11
												RNT	8/1/2019	7,751.27	7.32
												RNT	8/1/2020	7,984.23	7.54
												RNT	8/1/2021	8,227.78	7.77
HBGDO16-9	Bridgewater, LLC	1/1/2010	3/31/2022	[25,663	]	15,237.82	7.07	6,313.69				RNT	9/1/2018	15,776.43	7.32
												RNT	9/1/2019	16,336.80	7.58
												RNT	9/1/2020	16,918.71	7.85
												RNT	9/1/2021	17,500.63	8.12
Totals:	Occupied Sqft	100.00%	3 Units	71,183		40,622.73		17,382.10			0.00
	Leased/Unoccupied Sqft		0 Units	0
	Vacant Sqft		0 Units	0
	Total Sqft		3 Units	71,183		40,622.73

Total 6400 Broadway Street:
	Occupied Sqft	100.00%	3 Units	71,183		40,622.73		17,382.10			0.00
	Leased/Unoccupied Sqft		0 Units	0
	Vacant Sqft		0 Units	0
	Total Sqft		3 Units	71,183		40,622.73
Grand Total:
	Occupied Sqft	100.00%	3 Units	71,183		40,622.73		17,382.10			0.00
	Leased/Unoccupied Sqft		0 Units	0
	Vacant Sqft		0 Units	0
	Total Sqft		3 Units	71,183		40,622.73

Schedule 5.1.8 - 1

Database: MRI_UMB Bldg status: All Bryant Street Quad							Rent Roll Bryant Street Quad 11/30/2017										Page: Date: Time:		1 11/17/2017 01:20 PM
						GLA	Monthly		Annual		Monthly	Expense	Monthly	Future Rent Increases
Bldg ld Suite ld	Occupant Name	Rent Start		Expiration		Sqft	Base Rent		Rate PSF		Cost Recovery	Stop	Other income	Cat	Date		Monthly Amount		PSF
Vacant Suites
HBF001 02-40	Vacant					415
Occupied Suites
HBF001 01-01	Verandablue, LLC	2/1/2010		1/31/2021		9,372	[5,027.69	]	[6.44	]	1,950.52			RNT	2/1/2018		5,178.52		6.63
														RNT	2/1/2018		5,333.87		6.83
														RNT	2/1/2020		5,493.86		7.03
HBF001 01-03	CW Express, LLC	11/1/2013		8/31/2018		12,672	6,230.40		5.90		2,633.51			RNT	3/1/2018		6,484.40		6.15
HBF001 01-05	Total Renal Care, LLC	2/1/2013		5/31/2025		12,672	5,808.00		5.50		2,633.52			RNT	6/1/2018		6,338.00		6.00
														RNT	[6/1/2018	]	6,864.00		8.50
														RNT	6/1/2020		7,392.00		7.00
														RNT	6/1/2021		7,920.00		7.50
														RNT	6/1/2022		8,448.00		8.00
														RNT	6/1/2023		8,876.00		8.50
														RNT	6/1/2024		9,504.00		9.00
HBF001 01-07	Swanson Services Corporation	1/12/2009		1/11/2019		6,000	[3,799.91	]	7.60		1,240.69			RNT	1/1/2018		3,874.89		7.75
HBF001 02-18	Denver Bouldering Club	8/1/2012		5/31/2022		8,513	3,937.26		6.55		2,303,13			RNT	6/1/2018		4,944.63		6.97
														RNT	6/1/2018		5,114.80		7.21
														RNT	6/1/2020		5,292.25		7.46
														RNT	6/1/2021		5,476.70		7.72
	Additional Space HBF001- 02-18	[8/1/2016	]	5/31/2022		2,560	1,546.67		7.25					RNT	6/1/2018		1,600.00		7.50
														RNT	6/1/2018		1,655.47		7.76
														RNT	6/1/2020		1,713.07		8.03
														RNT	6/1/2021		1,772.80		8.31

				Total		11,073	5,483.93				2,303.13		0.00
HBF001 02-22	Iron Edison Battery Company	5/15/2017		[6/30/2021	]	12,793	7,180.06		8.75					RNT	7/1/2018		[7,406.28	]	6.95
														RNT	[7/1/2019]		7,633.16		7.16
														RNT	7/1/2020		7,857.03		7.37
HBF001 02-23	ERe Logistics, Inc.	[4/6/2017	]	5/31/2020		7,434	[4,039.70	]	6.00		1,543.90			RNT	6/1/2018		4,231.18		0.83
														RNT	6/1/2019		4,370.87		7.07
HBF001 02-44	Movemasters, Inc.	[6/15/2015	]	[6/30/2020	]	7,264	[3,969.15	]	6.59					RNT	7/1/2018		4,122.32		6.81
														RNT	7/1/2019		4,273.65		7.06
	Additional Space HBF001-02-40	6/15/2015		6/30/2020		4,640	2,548.00		6.59		2,474.09			RNT	7/1/2018		2,633.20		0.81
														RNT	7/1/2019		2,728.87		7.06

				Total		11,904	[6,537.15	]			2,474.69		0.00

Schedule 5.1.8 - 2

Database: MRI_UMB Bldg status: All Bryant Street Quad						Rent Roll Bryant Street Quad 11/30/2017								Page: Date: Time:	2 11/17/2017 01:20 PM
				GLA		Monthly	Annual	Monthly		Expense	Monthly	Future Rent Increases
Bldg ld Suit Id	Occupant Name	Rent Start	Expiration	Sqft		Base Rent	Rate PSF	Cost Recovery		Stop	Other income	Cat	Date	Monthly Amount	PSF
[HBFD0102-48]	One Stop Parts Source, LLC	10/4/2010	6/30/2021	13.047		6,925.78	6.37	2,709.76				RNT	7/1/2018	7,164.98	[6.59	]
												RNT	7/1/2019	7,415.05	[6.82	]
												RNT	7/1/2020	7,875.99	[7.00	]
HBFD0103-10	Veritiv Operating Company	10/14/2016	12/31/2021	[14.295	]	7,207.08	0.05	2,987.07				RNT	1/1/2018	7,423.27	[6.23	]
												RNT	1/1/2019	7,645.97	[6.42	]
												RNT	1/1/2020	7,875.35	[6.61	]
												RNT	1/1/2021	8,111.61	[6.81	]
HBFD0103-30	Office Tech, LLC	12/18/2012	1/31/2019	0.001		3,485.00	6.34	1,372.35				RNT	2/1/2018	3,590.00	[6.53	]
HBFD0103-33	Process Measurement Company	10/1/2012	9/30/2018	[4.528	]	3,045.75	8.07	[927.43	]
HBFD0103-35	Colorado Delta Mechanical	8/30/2013	9/30/2018	[3.179	]	1,669.73	8.30	880.70
HBFD0103-36	Eagle Ridge Equipment Corp.	8/1/2014	5/31/2019	0.000		3,325.00	8.85	1,248.47				RNT	8/1/2018	3,450.00	[6.90	]
HBFD0104-61	Decorative Materials	4/1/2017	5/31/2022	[20.680	]	10,480.00	0.00	4,754.71				RNT	8/1/2018	10,804.70	[8.18	]
												RNT	8/1/2019	11,138.88	[6.37	]
												RNT	8/1/2020	11,489.07	[6.56	]
												RNT	8/1/2021	11,801.25	[6.75	]
Totals:	Occupied Sqft:	99.73%	17 Units	152.551		80,319.16		29,426.51			0.00
	Leased/Unoccupied Sqft:		0 Units	0
	Vacant Sqft:	0.27%	1 Units	415
	Total Sqft:		18 Unit	152.665		80,319.16
Total Bryant Street Quad:
	Occupied Sqft:	99.73%	17 Units	152.551		80,319.16		29,426.51			0.00
	Leased/Unoccupied Sqft:		0 Units	0
	Vacant Sqft:	0.27%	1 Units	415
	Total Sqft:		18 Units	[152.960	]	80,319.16
Grand Total:
	Occupied Sqft:	99.73%	17 Units	152.551		80,319.16		29,426.51			0.00
	Leased/Unoccupied Sqft:		0 Units	0
	Vacant Sqft:	0.27%	1 Units	415
	Total Sqft:		18 Units	[152.960	]	80,319.16

Schedule 5.1.8 - 3

Database: MRI_UMB Bldg Status: All [16500 Table Mountain]							Rent Roll 16500 Table Mountain 11/30/2017									Page: Date: Time:		1 11/17/2017 10.60 AM
					GLA		Monthly		Annual	Monthly		Expense	Monthly	Future Rent Increases
Bldg Suit id	Occupant Name	Rent Start	Expiration		Sqft		Base Rent		Rate PSF	Cost Recovery		Stop	Other income	Cat	Date	Monthly Amount		PSF
Occupied Suites
[H5H0C-1DIA]	Transportation Argent Services	1/1/2013	[12/31/2022	]	175.434		65.243.10		6.90	[43.010.83	]			FRN	12/1/2017	[-61,782.25	]	[-5.50	]
														FRN	1/1/2018	[0.00	]	[0.00	]
														RNT	1/1/2018	[81,782.25	]	[5.50	]
														RNT	1/1/2018	[84,01208	]	[5.65	]
														RNT	1/1/2020	[80,931.20	]	[5.81	]
														RNT	1/1/2021	[88,770.92	]	[5.97	]
														RNT	1/1/2022	[91,150.04	]	[5.13	]
H5H0C-1DIB	[BEY Meal Beverage]	1/1/2013	5/31/2016		[93.291	]	[36,402.25	]	5.67	20,472.78				RNT	5/1/2018	[40,523.82	]	[5.84	]
Totals:	[Occupied Sqft]	100.00%	2 Units		[281.625	]	128,845.35	]		[62,483.60	]		0.00
	[Lesses unoccupied Sqft]		0 Units		0
	[Vacant Sqft]		0 Units		0
	[Total Sqft]		2 Units		[291.825	]	[125,645.35	]
Total 16600 Table Mountain:
	[Occupied Sqft]	100.00%	2 Units		291.625		[125,545.35	]		[62,483.60	]		0.00
	[Lesses unoccupied Sqft]		0 Units		0
	[Vacant Sqft]		0 Units		0
	[Total Sqft]		2 Units		291.825		[125,645.35	]
Grand Total:
	[Occupied Sqft]	100.00%	2 Units		291.825		[125,545.35	]		[62,483.60	]		0.00
	[Lesses unoccupied Sqft]		0 Units		0
	[Vacant Sqft]		0 Units		0
	[Total Sqft]		2 Units		291.825		[125,645.35	]

Schedule 5.1.8 - 4

Schedule 5.1.8

Rent Roll

Database: MRI_UMB Bldg Status: All 6400 Broadway Street					Rent Roll 6400 Broadway Street 11/30/2017							Page: Date: Time:	1 11/17/2017 10.50 AM
				GLA	Monthly	Annual	Monthly	Expense	Monthly	Future Rent Increases
Bldg Id Suit Id	Occupant Name	Rent Start	Expiration	Sqft	Base Rent	Rate PSF	Cost Recovery	Stop	Other income	Cat	Date	Monthly Amount	PSF
Occupied Suites
HBG0011-5	Legacy Mechanical, Inc.	5/1/2017	10/31/2024	32,623	18,078.58	6.65	7,966.67			RNT	11/1/2018	18,622.30	6.85
										RNT	11/1/2019	19,166.01	7.05
										RNT	11/1/2020	19,764.10	7.27
										RNT	11/1/2021	20,335.00	7.48
										RNT	11/1/2022	20,960.28	7.71
										RNT	11/1/2023	21,585.55	7.94
HBG00111	Growers Organic, LLC	6/15/2009	7/31/2022	12,707	7,306.53	6.90	3,101.75			RNT	8/1/2018	7,528.90	7.11
										RNT	8/1/2019	7,751.27	7.32
										RNT	8/1/2020	7,984.23	7.54
										RNT	8/1/2021	8,227.78	7.77
HBG0016-9	Bridgewater, LLC	1/1/2016	3/31/2022	25,863	15,237.62	7.07	6,313.68			RNT	9/1/2018	15,776.43	7.32
										RNT	9/1/2019	16,336.80	7.58
										RNT	9/1/2020	16,918.71	7.85
										RNT	9/1/2021	17,500.63	8.12
Totals:	Occupied Sqft:	100.00%	3 Units	71,193	40,622.73		17,382.10		0.00
	Leased/Unoccupied Sqft:		0 Units	0
	Vacant Sqft:		0 Units	0
	Total Sqft:		3 Units	71,193	40,622.73
Total 6400 Broadway Street:
	Occupied Sqft:	100.00%	3 Units	71,193	40,622.73		17,382.10		0.00
	Leased/Unoccupied Sqft:		0 Units	0
	Vacant Sqft:		0 Units	0
	Total Sqft:		3 Units	71,193	40,622.73
Grand Total:
	Occupied Sqft:	100.00%	3 Units	71,193	40,622.73		17,382.10		0.00
	Leased/Unoccupied Sqft:		0 Units	0
	Vacant Sqft:		0 Units	0
	Total Sqft:		3 Units	71,193	40,622.73

Schedule 5.1.8 - 5

Database: MRI_UMB Bldg Status: All Bryant Street Quad					Rent Roll Bryant Street Quad 11/30/2017							Page: Date: Time:	1 11/17/2017 01:20 PM
				GLA	Monthly	Annual	Monthly	Expense	Monthly	Future Rent Increases
Bldg Id Suit Id	Occupant Name	Rent Start	Expiration	Sqft	Base Rent	Rate PSF	Cost Recovery	Stop	Other Income	Cat	Date	Monthly Amount	PSF
Vacant Suites
HBF001 02-46	Vacant			415
Occupied Suites
HBF001 01-01	Verandablue, LLC	2/1/2016	1/31/2021	9,372	5,027.69	6.44	1,950.52			RNT	2/1/2018	5,178.52	6.63
										RNT	2/1/2019	5,333.87	6.83
										RNT	2/1/2020	5,493.89	7.03
HBF001 01-03	CW Express, LLC	11/1/2013	8/31/2018	12,672	6,230.40	5.90	2,633.51			RNT	3/1/2018	6,494.40	6.15
HBF001 01-05	Total Renal Care, LLC	2/1/2013	5/31/2025	12,672	5,808.00	5.50	2,633.52			RNT	6/1/2018	6,336.00	6.00
										RNT	6/1/2019	6,864.00	6.50
										RNT	6/1/2020	7,392.00	7.00
										RNT	6/1/2021	7,920.00	7.50
										RNT	6/1/2022	8,448.00	8.00
										RNT	6/1/2023	8,976.00	8.50
										RNT	6/1/2024	9,504.00	9.00
HBF001 01-07	Swanson Services Corporation	1/12/2009	1/11/2019	6,000	3,798.91	7.60	1,246.69			RNT	1/1/2018	3,874.89	7.75
HBF001 02-18	Denver Bouldering Club	6/1/2012	5/31/2022	8,513	3,937.26	5.55	2,303.13			RNT	6/1/2018	4,944.63	6.97
										RNT	6/1/2019	5,114.89	7.21
										RNT	6/1/2020	5,292.25	7.46
										RNT	6/1/2021	5,476.70	7.72
	Additional Space HBF001-02-16	8/1/2016	5/31/2022	2,560	1,546.67	7.25				RNT	6/1/2018	1,600.00	7.50
										RNT	6/1/2019	1,655.47	7.76
										RNT	6/1/2020	1,713.07	8.03
										RNT	6/1/2021	1,772.80	8.31

			Total	11,073	5,483.93		2,303.13		0.00
HBF001 02-22	Iron Edison Battery Company	5/15/2017	6/30/2021	12,793	7,196.06	6.75				RNT	7/1/2018	7,409.28	6.95
										RNT	7/1/2019	7,633.16	7.16
										RNT	7/1/2020	7,857.03	7.37
HBF001 02-28	Elite Logistics, Inc.	4/6/2017	5/31/2020	7,434	4,088.70	6.60	1,543.90			RNT	6/1/2018	4,231.19	6.83
										RNT	6/1/2019	4,379.87	7.07
HBF001 02-44	Movemasters, Inc.	6/15/2015	6/30/2020	7,264	3,989.15	6.59				RNT	7/1/2018	4,122.32	6.81
										RNT	7/1/2019	4,273.65	7.06
	Additional Space HBF001-02-40	6/15/2015	6/30/2020	4,640	2,548.00	6.59	2,474.69			RNT	7/1/2018	2,633.20	6.81
										RNT	7/1/2019	2,729.87	7.06

			Total	11,904	6,537.15		2,474.69		0.00

Schedule 5.1.8 - 6

Database: MRI_UMB Bldg Status: All Bryant Street Quad					Rent Roll Bryant Street Quad 11/30/2017							Page: Date: Time:	2 11/17/2017 01:20 PM
				GLA	Monthly	Annual	Monthly	Expense	Monthly	Future Rent Increases
Bldg Id Suit Id	Occupant Name	Rent Start	Expiration	Sqft	Base Rent	Rate PSF	Cost Recovery	Stop	Other Income	Cat	Date	Monthly Amount	PSF
HBF001 02-48	One Stop Parts Source, LLC	10/4/2010	6/30/2021	13,047	6,925.78	6.37	2,709.76			RNT	7/1/2018	7,164.98	6.59
										RNT	7/1/2019	7,415.05	6.82
										RNT	7/1/2020	7,675.99	7.06
HBF001 03-10	Veritiv Operating Company	10/14/2016	12/31/2021	14,295	7,207.06	6.05	2,967.07			RNT	1/1/2018	7,423.27	6.23
										RNT	1/1/2019	7,645.97	6.42
										RNT	1/1/2020	7,875.35	6.61
										RNT	1/1/2021	8,111.61	6.81
HBF001 03-30	Office Tech, LLC	12/18/2012	1/31/2019	6,601	3,485.00	6.34	1,372.35			RNT	2/1/2018	3,590.00	6.53
HBF001 03-33	Process Measurement Company	10/1/2012	9/30/2018	4,529	3,045.75	8.07	927.43
HBF001 03-35	Colorado Delta Mechanical	8/30/2013	9/30/2018	3,179	1,669.73	6.30	660.76
HBF001 03-36	Eagle Ridge Equipment Corp.	6/1/2014	5/31/2019	6,000	3,325.00	6.65	1,248.47			RNT	6/1/2018	3,450.00	6.90
HBF001 04-51	Decorative Materials	4/1/2017	5/31/2022	20,980	10,490.00	6.00	4,754.71			RNT	6/1/2018	10,804.70	6.18
										RNT	6/1/2019	11,136.88	6.37
										RNT	6/1/2020	11,469.07	6.56
										RNT	6/1/2021	11,801.25	6.75
Totals:	Occupied Sqft:	99.73%	17 Units	152,551	80,319.16		29,426.51		0.00
	Leased/Unoccupied Sqft:		0 Units	0
	Vacant Sqft:	0.27%	1 Units	415
	Total Sqft:		18 Units	152,966	80,319.16
Total Bryant Street Quad:
	Occupied Sqft:	99.73%	17 Units	152,551	80,319.16		29,426.51		0.00
	Leased/Unoccupied Sqft:		0 Units	0
	Vacant Sqft:	0.27%	1 Units	415
	Total Sqft:		18 Units	152,966	80,319.16
Grand Total:
	Occupied Sqft:	99.73%	17 Units	152,551	80,319.16		29,426.51		0.00
	Leased/Unoccupied Sqft:		0 Units	0
	Vacant Sqft:	0.27%	1 Units	415
	Total Sqft:		18 Units	152,966	80,319.16

Schedule 5.1.8 - 7

Database: MRI_UMB Bldg Status: All 16600 Table Mountain					Rent Roll 16600 Table Mountain 11/30/2017							Page: Date: Time:	1 11/16/2017 09:44 AM
				GLA	Monthly	Annual	Monthly	Expense	Monthly	Future Rent Increases
Bldg Id Suit Id	Occupant Name	Rent Start	Expiration	Sqft	Base Rent	Rate PSF	Cost Recovery	Stop	Other Income	Cat	Date	Monthly Amount	PSF
Occupied Suites
HBH00101A	Transportation Mgmt Services	1/1/2013	12/31/2022	178,434	86,243.10	5.80	43,010.83			FRN	12/1/2017	-81,782.25	-5.50
										FRN	1/1/2018	0.00	0.00
										RNT	1/1/2018	81,782.25	5.50
										RNT	1/1/2019	84,012.68	5.65
										RNT	1/1/2020	86,391.80	5.81
										RNT	1/1/2021	88,770.92	5.97
										RNT	1/1/2022	91,150.04	6.13
HBH00101B	Ball Metal Beverage	1/1/2013	5/31/2019	83,391	39,402.25	5.67	20,472.76			RNT	6/1/2018	40,583.62	5.84
Totals:	Occupied Sqft:	100.00%	2 Units	261,825	125,645.35		63,483.59		0.00
	Leased/Unoccupied Sqft:		0 Units	0
	Vacant Sqft:		0 Units	0
	Total Sqft:		2 Units	261,825	125,645.35
Total 16600 Table Mountain:
	Occupied Sqft:	100.00%	2 Units	261,825	125,645.35		63,483.59		0.00
	Leased/Unoccupied Sqft:		0 Units	0
	Vacant Sqft:		0 Units	0
	Total Sqft:		2 Units	261,825	125,645.35
Grand Total:
	Occupied Sqft:	100.00%	2 Units	261,825	125,645.35		63,483.59		0.00
	Leased/Unoccupied Sqft:		0 Units	0
	Vacant Sqft:		0 Units	0
	Total Sqft:		2 Units	261,825	125,645.35

Schedule 5.1.8 - 8

Schedule 5.1.9

Litigation

None.

Schedule 5.1.9 - 1